Agreement No. 5004-DOE-070116-08 ACO Energy Corp. Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information. Services Agreement to Provide Technical and Resource Support Services Agreement This Services Agreement (“Agreement”), effective March 26, 2018 is made and entered into by and between X Energy LLC, a Maryland limited liability company, with offices at 7701 Greenbelt Road, Suite 320, Greenbelt, Maryland 20770 (“X-energy”), and American Centrifuge Operating, LLC, a Delaware limited liability company, with offices at 6901 Rockledge Drive, Suite 800, Bethesda, Maryland 20817 (” ACO”) (each of X-energy and ACO individually a “Party” and collectively the “Parties”). WHEREAS, X Energy is a U.S. nuclear power reactor and fuel design engineering services company that is developing the Xe-100 Pebble Bed Small Modular Reactor (“Xe-100”), a Generation IV, high-temperature gas-cooled nuclear power reactor, and the associated nuclear fuel designs for the Xe-100; WHEREAS, ACO is a U.S. supplier of enriched uranium fuel for commercial nuclear power plants in the United States and around the world; WHEREAS, X-Energy and the U.S. Department of Energy (“DOE”) entered into an Advanced Reactor Concept Cooperative Agreement No. DE-NE0008472 (“Cooperative Agreement”), which provides DOE funding, on a cost-shared basis, to solve critical challenges and enable the development of the Xe-100 reactor, and further allows in-kind contributions to fulfill a portion of X-Energy’s cost-sharing obligation (attached in Exhibit F); and WHEREAS, X-Energy and ACO wish to enter into a contractual relationship whereby ACO will provide i) technical and resource support to X-energy on a time and materials or fixed-price basis for the development and licensing of X-energy’s nuclear power reactor fuel production facility, and ii) in-kind contributions in support of X-energy’s Cooperative Agreement in the form of low cost: a) lease to X-energy of space within a ACO-owned facility in Oak Ridge, Tennessee, and b) services pricing to X-energy. NOW, THEREFORE, X-energy and ACO agree as follows: 1. Services. This is an Indefinite Delivery/Indefinite Quantity (IDIQ) services agreement that establishes the terms and conditions whereby X-energy will, through issuance of separate Task Orders (each, a “Task Order”), including those set forth herein in Exhibit B, to ACO, contract for technical and resource support services (the “Services”) to support the development and licensing of X-energy’s nuclear power reactor fuel production facility, as set forth in the following Project Task descriptions, and as more fully described in ACO’s March 1st, proposal, attached hereto as Exhibit A: 1.1 The initial Task Orders are attached hereto collectively as Exhibit B. X Energy, LLC 7701 Greenbelt Road, Suite 320, Greenbelt, MD 20770 1

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. 1.2 The Parties recognize that there likely will be work in addition to what is listed above and what is currently included in the initial Task Orders. Thus, additional Task Orders, substantially in the same form as those Task Orders, shall be negotiated between the Parties and shall be deemed accepted and incorporated into this Agreement only if signed by both the ACO Contract Administrator (as defined in Section 4.1.1. below) and the X-energy Contract Administrator (as defined in Section 5.2 below), appointed pursuant to Section 4.1 and Section 5, respectively. 1.3 Prior to issuing additional Task Orders, X-energy shall provide ACO with the following data, which together shall be considered a Task Order Request for Proposal (“Task Order RFP”): 1.3.1 A functional description of the work identifying the objectives or results desired from the contemplated Task Order. 1.3.2 Proposed performance standards to be used as criteria for determining whether the work requirements have been met. 1.3.3 A request to ACO to include the technical approach, period of performance, appropriate fair market valuation information of any in-kind contributions, time and materials estimates, applicable labor rates, and any other information required by X-energy to determine the acceptance of ACO’s proposal. 1.4 ACO shall submit the response to each Task Order RFP to X-energy, and such response/proposal shall be valid for a minimum of 90 calendar days, unless otherwise noted by ACO. 1.5 ACO shall provide a technical approach for fulfilling the requirements specified in each Task Order RFP. 1.6 After review and any necessary discussions regarding the response to each Task Order RFP, X-energy may issue a Task Order for ACO’s acceptance, containing, at a minimum, the following: 1.6.1 Date of the order. 1.6.2 Task Order number. 1.6.3 Functional description of the work identifying the objectives or results desired from the Task Order, including special instructions or other information necessary for performance of the Task Order. 1.6.4 Performance standards, and where appropriate, quality assurance standards. 1.6.5 Anticipated cost and/or fair market value each as agreed by the Parties in the Task Order. 1.6.6 Any other resources (travel, materials, equipment, facilities, etc.) authorized. 1.6.7 Delivery/performance schedule including start and end dates. 1.6.8 Place of Performance. X Energy, LLC 7701 Greenbelt Road, Suite 320, Greenbelt, MD 20770 2

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. 1.6.9 Authorized funding. 1.7 ACO shall provide the Services (a) in accordance with the terms and subject to the conditions set forth in the respective Task Order and this Agreement; (b) using personnel with required skills, experience, and qualifications; (c) in a timely, workmanlike, and professional manner; (d) in accordance with the professional standards recognized in the U.S. nuclear fuel industry; and (e) to the satisfaction of X-energy. 2. Indefinite Quantity 2.1 Performance shall be made only as authorized by formal Task Orders issued in accordance with Sections 1.6 through 1.10. 2.2 There is no limit to the number of Task Orders that may be issued. X-energy may issue Task Orders as a result of Task Order RFPs issued in accordance with Section 1.7. 2.3 This Agreement and the work conducted pursuant to Task Orders issued hereunder is not intended to be exclusive as between the Parties. 3. In-Kind Contributions 3.1 In-kind contributions represent non-cash contributions provided by ACO, which can be applied by X-energy to fulfill a portion of X-Energy’s cost-sharing obligation to the DOE under the Cooperative Agreement. In-kind contributions may be in the form of personal property (equipment and supplies), real property (land and buildings) or services which are directly beneficial, specifically identifiable and necessary to performance of the project or program under the Cooperative Agreement. 3.2 In-kind contributions will be identified in the Task Orders issued under this Agreement and are required to be: 3.2.1 Valued at no more than fair market value. 3.2.2 Verifiable from supporting documentation provided by ACO. 3.2.3 Necessary for the effective and efficient accomplishment of the Project. 3.2.4 Types of charges that would otherwise be allowable under ACO’s Cost Accounting Standards Disclosure Statement and applicable Federal Acquisition Regulation standards and requirements. 3.2.5 Not charged to the Federal Government under any contract, agreement or grant, unless specifically authorized by legislation. 3.2.6 Not included as contributions for any other Federal program. 3.3 It is the Parties’ intent that a portion of ACO’s potential in-kind contribution will be in the form of a ***** reduction of the rent and certain other agreed-upon costs, which X-energy would otherwise pay to utilize the Premises (as defined below). The “Premises” shall refer to a 43,500 square foot portion of X Energy, LLC 7701 Greenbelt Road, Suite 320, Greenbelt, MD 20770 3

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. ACO’s TMC facility in Oak Ridge, Tennessee referred to as “Fab-1”, including any improvements located therein, as described on Exhibit C. The terms and conditions governing the in-kind contribution of the Premises is more fully described in paragraph 4.18. 3.4 The Parties also anticipate that ACO will provide additional in-kind contributions to X-energy in the form of formulaic discounts to the fair market price to be paid by X-energy under certain Task Orders issued pursuant to this Agreement. The Parties will document such formulas and discounted fair market prices in the appropriate Task Orders. 4. ACO Obligations. ACO shall: 4.1 Provide representatives for the following positions: 4.1.1 A primary contact to act as its authorized representative with respect to all matters pertaining to this Agreement (the “ACO Contract Administrator”). 4.1.2 A project manager or technical representative for each executed Task Order who is authorized to discuss technical aspects of the work being performed. (collectively, with the ACO Contract Administrator, “ACO Representatives”) 4.1.3 A sufficient number of employees or subcontractors to perform the Services set out in each Task Order, each of whose names, positions, billing rates, and respective levels of experience and any relevant licenses shall be set forth in the respective Task Order. 4.2 Make no changes in the above ACO Representatives except: 4.2.1 Upon written notice to X-energy. 4.2.2 Upon the written request of X-energy, in which case ACO shall use its best efforts to promptly appoint a qualified replacement; or 4.2.3 Upon the resignation, termination, death, or disability of an existing ACO Representative. 4.3 Assign only qualified, authorized ACO Representatives and employees to provide the Services. Prior to any personnel performing any work hereunder, ACO shall: (i) determine that such personnel have the legal right to work in the United States; and (ii) at its sole cost and expense, conduct background checks on such personnel, which background checks shall comprise at a minimum a review of credit history, references and criminal records, in accordance with state, federal and local law. 4.4 Obtain X-energy’s written approval, which shall not be unreasonably withheld or delayed, prior to entering into agreements with or otherwise engaging any person, including all new third-party subcontractors or suppliers to provide any direct charge Services (each such approved subcontractor or other third party, a "Permitted Subcontractor"). For avoidance of doubt, all subcontractors engaged by ACO as of the date of this Agreement shall be considered Permitted Subcontractors. X-energy’s approval shall not relieve ACO of its obligations under this Agreement, and ACO shall remain fully responsible for the performance of each such Permitted Subcontractor and its employees and shall direct its employees and Permitted Subcontractors to adhere to the terms and conditions of this X Energy, LLC 7701 Greenbelt Road, Suite 320, Greenbelt, MD 20770 4

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. Agreement and any Task Order. Nothing contained in this Agreement shall create any contractual relationship between X-energy and any ACO subcontractor or supplier. 4.5 Direct each Permitted Subcontractor to adhere to the confidentiality and intellectual property provisions of this Agreement, by entering into a non-disclosure agreement or intellectual property assignment or license agreement in a form that is reasonably satisfactory to X-energy. 4.6 Comply with all applicable laws and regulations in providing the Services. 4.7 Comply with, and direct each Permitted Subcontractor to comply with, all required DOE flow down provisions contained in Exhibit D in providing the Services. 4.8 To the extent practicable and not prohibited by law, rule or court order, provide prompt notice to X-energy (1) if it is being investigated or is suspended, debarred, or declared ineligible by any U.S. Government Agency or (2) if it receives a notice of proposed investigation or debarment from any U.S. Government Agency. Failure to so notify X-energy may be considered by X-Energy as a material breach of and default under this Agreement 4.9 Where not in conflict with American Centrifuge Operating, LLC (ACO) rules or policy, comply with all X-energy rules, regulations, and policies of which ACO has been made aware, in its provision of the Services, including security procedures concerning systems and data and remote access thereto, building security procedures, and general health and safety practices and procedures. 4.10 Maintain complete and accurate records of the labor and materials directly charged by ACO in providing the Services. During the Term (as defined in Section 13.1) and for a period of three (3) years thereafter, upon X-energy’s written request, ACO shall provide access to X-energy or X-energy’s representative under obligation of confidentiality acceptable to ACO copies of such records and interview ACO Representatives in connection with the provision of the Services; provided that X-energy provides ACO with reasonable advance written notice of the planned inspection, and any such inspection shall take place during regular business hours. 4.11 Agree and acknowledge that time is of the essence with respect to ACO’s obligations hereunder and that prompt and timely performance of all such obligations, including all timetables, project milestones and other requirements in this Agreement and each Task Order, is required. 4.12 The labor rates included in Exhibit E are firm through December 31, 2018. However, in the event of a significant material event related to ACO’s Cost Accounting Standards affecting the rates, the Parties agree to negotiate in good faith appropriate adjustments. Rates for subsequent annual periods will be negotiated in good faith by the Parties and, following agreement, this Agreement shall be amended to revise Exhibit E. Such increases shall not occur more frequently than once per contract year of the Term. 4.13 Ensure that ACO maintains sufficient facilities and resources to timely and competently perform all anticipated work under this Agreement. For the term of this Agreement, ACO will not reassign its employees or subcontractors that are required to timely and competently perform all anticipated work under this Agreement. Further, ACO agrees that the Fab-1 area as described in Section 3.3 of this X Energy, LLC 7701 Greenbelt Road, Suite 320, Greenbelt, MD 20770 5

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. Agreement is critical to the work and will be available during the Term. 4.14 RESERVED. 4.15 To the extent practicable, use reasonable best efforts to ensure that current and future operations at ACO’s Oak Ridge, TN facilities that may continue through the term of this Agreement do not interfere with ACO or X-energy facilities and resources required to perform the Services under this Agreement. 4.16 Provide, pursuant to appropriate Task Orders, during the term of this Agreement: 4.16.1 All necessary equipment to perform the Task Orders contemplated under this Agreement, other than certain limited “specialty equipment” as set forth in each Task Order, such as, but not limited to: *****. 4.16.2 Support services required to perform the work for each Task Order under this Agreement. 4.16.3 Facility licensing, buildout and logistical support required to perform the Project Scope under this Agreement. 4.16.4 Existing and new equipment necessary to support the NCS analysis effort. 4.17 The obligations of ACO under this Agreement shall be performed fully within the United States, unless approved in writing in advance by X-energy, which approval shall not be unreasonably withheld or delayed. 4.18 Permit X-energy access to use and occupy the Premises. In connection with X-energy’s access to the Premises, X-energy will be permitted to utilize such of the furniture, fixtures and furnishings and appurtenances as may be located therein or subsequently provided by ACO. ACO shall maintain and make all repairs to Premises; provided, however, X-energy shall be responsible for all structural and non-structural repairs, interior and exterior, in and to the Premises as a result of any repair or replacement necessitated by damage resulting from the gross negligence or willful misconduct of X-energy, as to which X-energy shall be solely responsible, and, in such event, X-energy shall promptly notify ACO of any repair or replacement necessitated by such damage. Any such repairs or replacements necessitated as a result of the gross negligence or willful misconduct of X-energy shall not be included as part of any “in-kind contributions” provided by ACO in connection with this Agreement. ACO shall provide the following utilities: HVAC, light, telephone, and security as currently postured. Except as otherwise specified in the prior sentence, ACO shall be under no obligation to provide any additional utilities and X-energy shall be responsible for the full cost of such utilities, which shall not be included as part of any “in-kind contributions” provided by ACO. These rights shall exist throughout the term of this Agreement. 5. X-energy Obligations. X-energy shall: 5.1 Cooperate in good faith with ACO in all matters relating to the services provided under this Agreement and in any Task Order. X Energy, LLC 7701 Greenbelt Road, Suite 320, Greenbelt, MD 20770 6

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. 5.2 Designate one of its employees to serve as its primary contact with respect to this Agreement and to act as its authorized representative with respect to matters pertaining to this Agreement (the “X-energy Contract Administrator”), with such designation to remain in force unless and until a successor X-energy Contract Administrator is appointed, in X-energy’s discretion. 5.3 Designate one of its employees to serve as technical representative for each Task Order. 5.4 Ensure that the X-energy Contract Administrator responds promptly and accurately to any reasonable requests from ACO for instructions, information, or approvals required by ACO to provide the Services. 5.5 Provide certain “specialty equipment” needed to perform the work, as noted in Section 4.15.1. 5.6 Provide operations and maintenance support required to perform the work under this Agreement. 5.7 Promptly pay properly submitted and undisputed ACO invoices when due. 5.8 Comply with all applicable state, federal and local laws and regulations. 5.9 Follow all ACO rules when present in ACO-controlled areas of ACO facilities. 6. Fees and Expenses. 6.1 For the services to be performed hereunder, X-energy will pay to ACO a fee determined in accordance with the fee schedule set out in each Task Order. This fee may be structured as a fixed price fee or a time-and-materials based fee, or a blend between the two. The Task Orders shall include all information required to ensure that both parties agree on all components of the billing formula. Unless otherwise provided in the Task Order, undisputed fees will be payable within 30 days of receipt by X-energy of an invoice from ACO, accompanied by documentation reasonably requested by X-energy, in advance, evidencing all charges. 6.1.1 Where the Services are provided on a time and materials basis: 6.1.1.1 The fees payable for the Services shall be calculated in accordance with ACO’s fee schedules for set forth in Exhibit E and the applicable Task Order; and 6.1.1.2 ACO shall issue invoices to X-energy monthly in arrears for its fees for time for the immediately preceding month, together with a detailed breakdown of any materials and expenses for such month. 6.1.2 Where the services are provided for a fixed price, the total fees for the services shall be the amount set out in the applicable Task Order. The total price shall be paid to ACO in installments, as set out in the Task Order, with each installment being conditioned upon ACO providing X-energy the deliverable or achieving the corresponding project milestone in respect of which an installment is due. ACO shall issue invoices to X-energy for the fees that are then payable. X Energy, LLC 7701 Greenbelt Road, Suite 320, Greenbelt, MD 20770 7

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. 6.2 Within 30 days of receipt by X-energy of an invoice from ACO accompanied by receipts and supporting documentation reasonably acceptable to X-energy, X-energy shall reimburse ACO for all expenses reasonably incurred in accordance with the Task Order. All fees, expenses, and expense categories detailed in a Task Order shall be deemed pre-approved by X-energy upon approval of the Task Order by the X-energy Contract Administrator. All ACO expenses not pre-approved either separately or on the Task Order by the X-energy Contract Administrator, or not otherwise meeting the requirements of this Agreement or the Task Order to which it applies shall be reimbursed at the sole discretion of X-energy. 6.3 X-energy shall be responsible for all sales, use and excise taxes, and any other similar taxes, duties and charges of any kind imposed by any federal, state or local governmental entity on any amounts payable by X-energy hereunder; provided, that, in no event shall X-energy pay or be responsible for any taxes imposed on, or with respect to, ACO’s income, revenues, gross receipts, personnel or real or personal property or other assets. 7. Change Orders. 7.1 If either Party wishes to change the scope or performance of the work under a duly executed Task Order or this Agreement, it shall submit details of the requested change to the other Party’s Contract Administrator in writing. ACO shall, within a reasonable time after receipt of X-energy’s written request (and, if such request is initiated by X-energy not more than thirty (30) calendar days, or ten (10) calendar days if deemed an exigent change by X-energy) after receipt of X-energy’s written request), provide a written estimate to X-energy of: 7.1.1 the likely time required to implement the change; 7.1.2 any necessary variations to the fees and other charges for the Services arising from the change; 7.1.3 the likely effect of the change on the Services; and 7.1.4 any other impact the change might have on the performance of this Agreement. 7.2 Promptly after receipt of the written estimate, the Parties shall negotiate in good faith and agree in writing on the terms of such change (a "Change Order"). Neither Party shall be bound by any Change Order unless mutually agreed upon in writing. A Change Order signed by X-energy and ACO indicates an agreement to the changes and/or the amount of an adjustment in the projected price, and/or adjustment in the schedule as reflected in such Change Order. 8. Disputes. Any dispute arising under or related to this Agreement or under any Task Order shall be resolved, to the maximum possible extent, through good faith negotiation between the Parties at the working level. If, after attempting to resolve a dispute at the working level, the Parties still cannot come to agreement, the issue will be presented to senior executives of each of the Parties, who also will work in good faith to resolve the dispute. If such senior executives fail to resolve the dispute, the Parties shall settle the dispute through binding arbitration administered by the [American Arbitration Association, under its Commercial Arbitration Rules. The number of arbitrators shall be three (3), and the place of arbitration shall be mutually agreed upon. Maryland law shall apply. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. X Energy, LLC 7701 Greenbelt Road, Suite 320, Greenbelt, MD 20770 8

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. 9. Intellectual Property. 9.1 Definitions. “Intellectual Property Rights” means any rights with respect to intellectual property in Information and includes, without limitation, as required by the context: patents, patent applications, and other patent rights; moral rights (to the extent possible according to applicable Law), copyrights, copyright registrations, and copyright rights (including, without limitation, copyrights, copyright registrations, and copyright rights with respect to computer software, firmware, programming tools, drawings, specifications, databases, and documentation); trade secrets, know-how, and other rights with respect to confidential or proprietary information; trademark, trade name, and similar rights; other rights with respect to Information; other intellectual and industrial property rights, whether or not subject to statutory registration or protection in any part of the world; the right to claim priority with respect to any of the foregoing rights; and all rights under any license or other arrangement with respect to the foregoing. 9.2 ACO assigns to X-energy ACO’s entire right, title, and interest in any invention, technique, process, device, discovery, improvement, or know-how, whether patentable or not, hereafter made or conceived by ACO on or after the Effective Date of this Agreement while working for or on behalf of X-energy on any active Task Order, and depends on either: 9.2.1 ACO’s knowledge of Confidential Information (as defined in Section 10) it obtains from X-energy. 9.2.2 The use of X-energy equipment, supplies, facilities, information, or materials. 9.3 ACO shall disclose any such invention, technique, process, device, discovery, improvement, or know-how promptly to the X-energy Contract Administrator. 9.4 ACO shall, upon request of X-energy, promptly execute a specific assignment of title to X-energy, and do anything else reasonably necessary to enable X-energy to secure for itself, patent, trade secret, or any other proprietary rights in the United States or other countries. It shall be conclusively presumed that any patent applications relating to a Task Order, related to trade secrets of X-energy, or which relate to tasks assigned to ACO by X-energy, which ACO may file within one year after termination of this Agreement, shall belong to X-energy, and ACO hereby assigns the same to X-energy, as having been conceived or reduced to practice during the term of this Agreement. 9.5 All writings or works of authorship, including, without limitation, program codes or documentation, produced or authored by ACO in the course of performing services for X-energy, together with any associated copyrights, are works made for hire and the exclusive property of X-energy. To the extent that any writings or works of authorship may not, by operation of law, be works made for hire, this Agreement shall constitute an irrevocable assignment by ACO to X-energy of the ownership of and all rights of copyright in, such items, and X-energy shall have the right to obtain and hold in its own name, rights of copyright, copyright registrations, and similar protections which may be available in the works. ACO shall provide X-energy or its designees all assistance reasonably required to perfect such rights. X Energy, LLC 7701 Greenbelt Road, Suite 320, Greenbelt, MD 20770 9

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. 9.6 ACO retains all Intellectual Property Rights, and rights to discoveries and improvements made or conceived prior to the Effective Date of this Agreement. Such Intellectual Property Rights, and rights to discoveries and improvements made or conceived by ACO before the Effective Date of this Agreement, are expressly reserved and excepted from the provisions of Section 9. 10. Confidentiality. The Parties entered into a non-disclosure agreement on May 5, 2017 as amended January 18, 2018 (“NDA”) governing the definition and treatment of confidential information (”Confidential Information”) between the Parties. The NDA is incorporated in its entirety and attached hereto as Exhibit G. 11. Representations and Warranties. 11.1 Each Party represents and warrants to the other Party that: 11.1.1 it is duly organized, validly existing and in good standing as a corporation or other entity as represented herein under the laws and regulations of its jurisdiction of incorporation, organization or chartering; 11.1.2 it has the full right, power and authority to enter into this Agreement, to grant the rights and any licenses granted hereunder and to perform its obligations hereunder; 11.1.3 the execution of this Agreement by its representative whose signature is set forth at the end hereof has been duly authorized by all necessary corporate action of the Party; and 11.1.4 when executed and delivered by such Party, this Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms. 11.2 ACO represents and warrants to X-energy that: 11.2.1 it shall perform the services under this Agreement and each duly executed Task Order using personnel of required skill, experience and qualifications and in a professional and workmanlike manner in accordance with best industry standards for similar services and shall devote adequate resources to meet its obligations under this Agreement; 11.2.2 to its knowledge, it is in compliance with, and shall perform all Services in compliance with, all applicable laws; 11.2.3 X-energy will receive good and valid title to all deliverables under any Task Order, free and clear of all encumbrances and liens of any kind, except for any ACO intellectual property; 11.2.4 none of ACO’s services, deliverables and X-energy’s use thereof (a) are known to infringe upon or will intentionally infringe any intellectual property right of any third party, and (b) as of the date hereof, there are no pending or, to ACO’s knowledge, threatened claims, litigation or other proceedings pending against ACO by any third party based on an alleged violation of such X Energy, LLC 7701 Greenbelt Road, Suite 320, Greenbelt, MD 20770 10

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. intellectual property rights, in each case, excluding any infringement or claim, litigation or other proceedings to the extent arising out of (i) any instruction, information, designs, specifications or other materials provided by X-energy to ACO, (ii) use of any deliverables in combination with any materials or equipment not supplied or specified by ACO, if the infringement would have been avoided by the use of the deliverables not so combined, and (iii) any modifications or changes made to the deliverables by or on behalf of any person other than ACO; and 11.2.5 the services and deliverables will conform in all material respects with all requirements or specifications stated in this Agreement and the applicable Task Order. 11.3 EXCEPT FOR THE EXPRESS WARRANTIES IN THIS AGREEMENT (A) EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES; EITHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE UNDER THIS AGREEMENT; AND (B) ACO SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE. 12. Non-Competition. ***** 13. Term, Termination, and Survival. 13.1 This Agreement shall commence as of the Effective Date and shall continue thereafter until the earlier of (i) completion of all Services required for Tasks issued according to Section 1 or (ii) June 30, 2021 (collectively, the “Term”), unless sooner terminated pursuant to this Section 13. 13.2 X-energy, in its sole discretion, may terminate this Agreement, or any Task Order issued hereunder, in whole or in part, at any time, without cause, and without liability except for required payment, if any, for services rendered, and reimbursement for authorized materials and expenses incurred, up to and on the termination date by providing at least 60 days prior written notice to ACO. 13.3 Either Party may terminate this Agreement for default, effective upon written notice to the other Party (the “Defaulting Party”), if the Defaulting Party: 13.3.1 Materially breaches this Agreement, and such breach is incapable of cure, or with respect to a material breach capable of cure, the Defaulting Party does not cure such breach within thirty [30] days after receipt of written notice of such breach. 13.3.2 Becomes insolvent or admits its inability to pay its debts generally as they become due. 13.3.3 Becomes subject, voluntarily or involuntarily, to any proceeding under any domestic or foreign bankruptcy or insolvency law, which is not fully stayed within ten business days, or is not dismissed or vacated within 45 calendar days after filing. 13.3.4 Is dissolved or liquidated or takes any corporate action for such purpose. 13.3.5 Makes a general assignment for the benefit of creditors. 13.3.6 Has a receiver, trustee, custodian, or similar agent appointed by order of any court of competent jurisdiction to take charge of or sell any material portion of its property or business. X Energy, LLC 7701 Greenbelt Road, Suite 320, Greenbelt, MD 20770 11

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. 13.4 Subject to any and all DOE rights and obligations, upon expiration or termination of this Agreement for any reason, ACO shall promptly: 13.4.1 Deliver to X-energy all documents, work product, and other materials, whether or not complete, prepared by or on behalf of ACO in the course of performing the Services for which X-energy has paid. 13.4.2 Return to X-energy all X-energy-owned property, equipment, or materials in its possession or control. 13.4.3 Remove any ACO-owned property, equipment, or materials located in X-energy’s facilities. 13.4.4 Deliver to X-energy, all documents and tangible materials (and any copies) containing, reflecting, incorporating, or based on X-energy’s Confidential Information. 13.4.5 Provide reasonable cooperation and assistance to X-energy in transitioning the Services to an alternate service provider. Other than in a termination for cause due to a ACO default, ACO shall be reimbursed it’s actual costs in facilitating the transition of the service to an alternate provider. 13.4.6 On a pro rata basis, repay all fees and expenses paid in advance for any Services which have not been provided. 13.4.7 Destroy X-energy’s Confidential Information from its computer systems, provided, however, ACO shall not, in connection with the foregoing obligations, be required to identify or delete X-energy’s Confidential Information held electronically in archive or back-up systems in accordance with general systems archiving or backup policies; however, in the event of a system restore, all X-energy Confidential Information shall be destroyed. ACO shall not be obligated to return or destroy X-energy’s Confidential Information to the extent ACO is required to retain a copy pursuant to applicable law. 13.4.8 Certify in writing to X-energy that it has complied with the requirements of Section 13. 13.4.9 Deliver to X-energy all documents, work product, and other materials, whether or not complete, prepared by or on behalf of ACO in the course of performing the Services for which X-energy has paid. 13.5 Subject to any and all DOE rights and obligations, upon expiration or termination of this Agreement for any reason, X-energy shall promptly: 13.5.1 Return to ACO all ACO-owned property, equipment, or materials in its possession or control. 13.5.2 Remove any X-energy-owned property, equipment, or materials located in ACO’s facilities. 13.5.3 Deliver to ACO, all documents and tangible materials (and any copies) containing, reflecting, incorporating, or based on ACO’s Confidential Information, excluding any work product in which ACO’s Confidential Information has been incorporated. X Energy, LLC 7701 Greenbelt Road, Suite 320, Greenbelt, MD 20770 12

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. 13.5.4 On a pro rata basis, repay all fees and expenses paid in advance for any Services which have not been provided. 13.5.5 Destroy ACO’s Confidential Information from its computer systems, provided, however, ACO shall not, in connection with the foregoing obligations, be required to identify or delete X-energy’s Confidential Information held electronically in archive or back-up systems in accordance with general systems archiving or backup policies; however, in the event of a system restore, all ACO’s Confidential Information shall be destroyed. ACO shall not be obligated to return or destroy X-energy’s Confidential Information to the extent ACO is required to retain a copy pursuant to applicable law. 13.5.6 Certify in writing to ACO that it has complied with the requirements of Section 13. 13.6 If X-energy, due to ACO’s default, terminates this Agreement or any Task Order, in whole or in part, it may reasonably acquire, under commercially reasonable terms, supplies or services similar to those terminated. ACO will be responsible for the excess non-recurring costs incurred by X-energy to complete the deliverables specified in the Task Order that ACO was responsible for fulfilling, provided, such costs do not exceed the remaining value of the Task Order. For the avoidance of doubt, notwithstanding the prior sentence, under no circumstances shall ACO be responsible for reimbursing X-energy for any ongoing or recurring costs or expenses, including, but not limited to, rent and utilities. ACO shall, however, continue any work not so terminated. For the avoidance of doubt, in the event the Agreement is terminated pursuant to Section 34, ACO shall have no responsibility to X-energy under this Section 13.6. 13.7 The rights and obligations of the Parties set forth in this Section 13.6 and Sections 4.11, 8 – 12, 13.4, 13.5, 15 – 19, 24, 26, and 29 – 32, and any right or obligation of the Parties in this Agreement which, by its nature, should survive termination or expiration of this Agreement, will survive any such termination or expiration of this Agreement, and with respect to Confidential Information that constitutes a trade secret under applicable law, the rights and obligations set forth in Section 10 and the Confidentiality Agreement referenced therein, will survive such termination or expiration of this Agreement until, if ever, such Confidential Information loses its trade secret protection other than due to an act or omission of ACO or its affiliates and its or their employees, officers, directors, shareholder, partners, members, managers, agents, independent contractors, service providers, sublicensees, subcontractors, attorneys, accountants, and financial advisors. 14. Independent Contractor. 14.1 It is understood and acknowledged that ACO will provide the Services herein to X-energy in the capacity of an independent contractor and not as an employee or agent of X-energy. ACO shall control the conditions, time, details, and means by which ACO performs the Services. X-energy shall have the right to inspect the work of ACO as it progresses solely for the purpose of determining whether the work is completed according to the terms within the applicable Task Order. 14.2 Neither Party has authority to commit, act for or on behalf of the other Party, or to bind the other Party to any obligation or liability. X Energy, LLC 7701 Greenbelt Road, Suite 320, Greenbelt, MD 20770 13

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. 14.3 ACO shall not be eligible for and shall not receive any employee benefits from X-energy and shall be solely responsible for the payment of all taxes, FICA, federal and state unemployment insurance contributions, state disability premiums, and all similar taxes and fees relating to its employees. 15. Indemnification. 15.1 ACO shall defend, indemnify and hold harmless X-energy and X-energy's affiliates and their officers, directors, employees, agents, successors and permitted assigns (each, an "X-energy Indemnitee") from and against all Losses arising out of or resulting from any third-party claim, suit, action or proceeding (each, an "Action") arising out of or resulting from: 15.1.1 bodily injury, death of any person or damage to real or tangible, personal property resulting from the willful, fraudulent or grossly negligent acts or omissions of ACO or its subcontractors in performance of the service; and 15.1.2 ACO’s material breach of any ACO representation, warranty or obligation set forth in this Agreement. 15.2 ACO shall defend, indemnify and hold harmless the X-energy Indemnitees from and against all losses based on a claim that any of the services or deliverables or X-energy's receipt or use thereof infringes any intellectual property right of a third party; provided, however, that ACO shall have no obligations under this Section 15.2 with respect to claims to the extent arising out of: 15.2.1 any X-energy materials or any instruction, information, designs, specifications or other materials provided by X-energy to ACO; 15.2.2 use of deliverables in combination with any materials or equipment not supplied to X-energy or specified by ACO in writing, if the infringement would have been avoided by the use of the deliverables not so combined; or 15.2.3 any modifications or changes made to the deliverables by or on behalf of any person other than ACO or its subcontractors. 15.3 X-energy shall defend, indemnify and hold harmless ACO, ACO’ affiliates, ACO subcontractors and their officers, directors, employees, agents, successors and permitted assigns (each a “ACO Indemnitee”) from and against all losses arising out of or resulting from any third-party claim arising out of or resulting from: 15.3.1 bodily injury, death of any person or damage to real or tangible, personal property resulting from the willful, fraudulent or grossly negligent acts or omissions of X-energy, it’s agents, or its affiliates; and 15.3.2 X-energy's material breach of any X-energy representation, warranty or obligation in this Agreement. X Energy, LLC 7701 Greenbelt Road, Suite 320, Greenbelt, MD 20770 14

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. 15.4 X-energy shall defend, indemnify and hold harmless the ACO Indemnitees from and against all losses based on a claim that any of the services or deliverables or ACO’s receipt or use thereof infringes any intellectual property right of a third party; provided, however, that X-energy shall have no obligations under this Section 15.4 with respect to claims to the extent arising out of: 15.4.1 any ACO materials or any instruction, information, designs, specifications or other materials provided by ACO to X-energy; 15.4.2 use of deliverables in combination with any materials or equipment not supplied to ACO or specified by X-energy in writing, if the infringement would have been avoided by the use of the deliverables not so combined; or 15.4.3 any modifications or changes made to the deliverables by or on behalf of any person other than X-energy or its subcontractors. 15.5 The Party seeking indemnification hereunder shall promptly notify the indemnifying party in writing of any claim or action and cooperate with the indemnifying party at the indemnifying party's sole cost and expense. The indemnifying party shall immediately take control of the defense and investigation of such claim or action and shall employ counsel of its choice to handle and defend the same, at the indemnifying party's sole cost and expense. The indemnifying party shall not settle any claim or action in a manner that adversely affects the rights of the indemnified party without the indemnified party's prior written consent, which shall not be unreasonably withheld or delayed. The indemnified party's failure to perform any obligations under this Section 15.4 shall not relieve the indemnifying party of its obligations under this Section 15.4 except to the extent that the indemnifying party can demonstrate that it has been materially prejudiced as a result of such failure. The indemnified party may participate in and observe the proceedings at its own cost and expense. 16. LIMITATION OF LIABILITY. 16.1 EXCEPT AS OTHERWISE PROVIDED IN SECTION 16.3, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY LOSS OF USE, REVENUE OR PROFIT OR LOSS OF DATA OR FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, EXEMPLARY, SPECIAL OR PUNITIVE DAMAGES WHETHER ARISING OUT OF BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, REGARDLESS OF WHETHER SUCH DAMAGE WAS FORESEEABLE AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. 16.2 EXCEPT AS OTHERWISE PROVIDED IN SECTION 16.3, IN NO EVENT WILL EITHER PARTY'S LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT, WHETHER ARISING OUT OF OR RELATED TO BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, EXCEED TWO (2) TIMES THE AGGREGATE AMOUNTS PAID OR PAYABLE TO ACO PURSUANT TO THIS AGREEMENT AND ANY APPLICABLE STATEMENT OF WORK. 16.3 The exclusions and limitations in Section 16.1 and Section 16.2 shall not apply to: 16.3.1 damages or other liabilities arising out of or relating to a Party's gross negligence or willful misconduct that results in its failure to comply with its obligations under Section 9 (Intellectual X Energy, LLC 7701 Greenbelt Road, Suite 320, Greenbelt, MD 20770 15

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. Property); 16.3.2 damages or other liabilities arising out of or relating to a Party's gross negligence or willful misconduct that results in its failure to comply with its obligations under Section 10 (Confidentiality); 16.3.3 a Party's indemnification obligations under Section 15 (Indemnification); 16.3.4 damages or other liabilities arising out of or relating to a Party's gross negligence, willful misconduct or intentional acts; 16.3.5 death or bodily injury or damage to real or tangible personal property resulting from a Party's negligent acts or omissions; and 16.3.6 damages or liabilities in excess of the cap provided for in Section 16.2 to the extent such excess is covered by a Party's insurance. 17. Remedies. 17.1 If a Party violates any material provision of this Agreement, the other Party shall, in addition to any damages to which it is entitled, be entitled to immediate injunctive relief against the offending Party, prohibiting further actions inconsistent with such offending Party’s obligations under this Agreement. 17.2 To the extent a Party is required to seek enforcement of this Agreement or otherwise defend against an unsuccessful claim of breach, each Party shall be responsible for their respective attorney’s fees and. 17.3 Each Party acknowledges that a breach by a Party of Section 9 (Intellectual Property) or Section 10 (Confidentiality) may cause the non-breaching Party irreparable damages, for which an award of damages would not be adequate compensation and agrees that, in the event of such breach or threatened breach, the non-breaching party will be entitled to seek equitable relief, including a restraining order, injunctive relief, specific performance and any other relief that may be available from any court, in addition to any other remedy to which the non-breaching party may be entitled at law or in equity. Such remedies shall not be deemed to be exclusive but shall be in addition to all other remedies available at law or in equity, subject to any express exclusions or limitations in this Agreement to the contrary. Neither party shall be required to secure or post bond. 17.4 All rights and remedies provided in this Agreement are cumulative and not exclusive, and the exercise by either Party of any right or remedy does not preclude the exercise of any other rights or remedies that may now or subsequently be available at law, in equity, by statute, in any other agreement between the Parties, or otherwise. Despite the previous sentence, the Parties intend that ACO’s exclusive remedy for X-energy’s payment breach shall be its right to damages equal to its earned but unpaid fees plus reasonable costs, including reasonable attorney’s fees, incurred by ACO in seeking to remedy such breach. 18. Insurance. X Energy, LLC 7701 Greenbelt Road, Suite 320, Greenbelt, MD 20770 16

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. 18.1 At all times during the Term of this Agreement and for a period of three years thereafter, each Party (the “Insured Party”) shall procure and maintain, at its sole cost and expense, at least the following types and amounts of insurance coverage: 18.1.1 Commercial General Liability with limits no less than $1 Million per occurrence and $1 Million in the aggregate, including bodily injury and property damage, which policy will include contractual liability coverage insuring the activities of such insured Party under this Agreement; 18.1.2 Worker's Compensation with limits required by applicable law; 18.1.3 Commercial Automobile Liability with limits no less than $1 Million, combined single limit; and 18.2 All insurance policies required pursuant to Section 18.1 shall: 18.2.1 be issued by insurance companies reasonably acceptable to X-energy, with an A.M. Best's Rating of no less than A-VII; 18.2.2 provide that such insurance carriers give the other Party at least 30 days' prior written notice of cancellation or non-renewal of policy coverage; provided that, prior to such cancellation, the insured Party shall have new insurance policies in place that meet the requirements of this Section 18.2; 18.2.3 waive any right of subrogation of the insurers against the other Party. 18.2.4 provide that such insurance be primary insurance and any similar insurance in the name of and/or for the benefit of the other Party shall be excess and non-contributory; and 18.2.5 name the other Party and the other Party’s affiliates, including, in each case, all successors and permitted assigns, as additional insureds. 18.3 Upon the written request of the other Party, the insured Party shall provide the other Party with copies of the certificates of insurance and policy endorsements for all insurance coverage required by Section 18.1, and shall not do anything to invalidate such insurance. This Section 18.3 shall not be construed in any manner as waiving, restricting or limiting the liability of either Party for any obligations imposed under this Agreement (including but not limited to, any provisions requiring a Party hereto to indemnify, defend and hold the other harmless under this Agreement). 19. Non-Solicitation. During the Term of this Agreement, and for a period of twelve (12) months thereafter, neither Party shall, directly or indirectly, in any manner solicit or induce for employment any person who performed any work under this Agreement who is then in the employment of the other Party. A general advertisement or notice of a job listing or opening or other similar general publication of a job search or availability to fill employment positions, including on the internet, shall not be construed as a solicitation or inducement for the purposes of this Section 19, and the hiring of any such employees or independent contractor who freely responds thereto shall not be a breach of this Section 19. X Energy, LLC 7701 Greenbelt Road, Suite 320, Greenbelt, MD 20770 17

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. 20. Entire Agreement. This Agreement, including and together with any related exhibits, schedules, attachments, and appendices constitutes the entire agreement between the Parties with respect to provision of the Services discussed herein. In the event of any conflict between the terms and provisions of this Agreement and those of any schedule, Exhibit or Task Order, the following order of precedence shall govern: (a) first, this Agreement, exclusive of its Exhibits and schedules, but specifically including Exhibit D containing the DOE flow down provisions; (b) second, the applicable Task Order; and (c) third, any Exhibits and schedules to this Agreement; and (d) fourth, the Service Provider Proposal. 21. Notices. All notices, requests, consents, claims, demands, waivers, and other communications under this Agreement (each, a “Notice”, and with the correlative meaning “Notify”) must be in writing and addressed to the other Party at its address set forth below (or to such other address that the receiving Party may designate from time to time in accordance with this Section 21). Unless otherwise agreed herein, all Notices must be delivered by personal delivery, nationally recognized overnight courier, certified or registered mail (in each case, return receipt requested, postage prepaid), or by e-mail or other electronic transmission (with evidence that the recipient has received such e-mail electronic transmission). Except as otherwise provided in this Agreement, a Notice is effective only (a) upon receipt by the receiving Party; and (b) if the Party giving the Notice has complied with the requirements of this Section 21. Notice to X-energy: Dr. Peter Pappano X-energy, LLC 7701 Greenbelt Road, Suite 320 Greenbelt, MD 20770 Phone Number: 301-841-8152 Email: ppappano@X-energy.com Notice to ACO: With a copy to: General Counsel American Centrifuge Operating, LLC 6901 Rockledge Drive, Suite 800 Bethesda, MD 20817 22. Severability. If any term or provision of this Agreement is found by a court of competent jurisdiction to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction; provided, however, that if any fundamental term or provision of this Agreement. Upon a determination that any term or provision is invalid, illegal, or unenforceable, the Parties shall negotiate in good faith to/the court may modify this Agreement to affect the original intent of the Parties as closely as possible in order that the transactions contemplated hereby be consummated as originally contemplated to X Energy, LLC 7701 Greenbelt Road, Suite 320, Greenbelt, MD 20770 18

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. the greatest extent possible. 23. Amendments. No amendment to or modification of this Agreement will be effective unless it is in writing, identified as an amendment to or modification of this Agreement, and signed by an authorized representative of each Party. 24. Waiver. No waiver by any Party of any of the provisions of this Agreement shall be effective unless explicitly set forth in writing and signed by the Party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any right, remedy, power, or privilege arising from this Agreement shall operate or be construed as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. 25. Assignment. Neither Party shall assign, transfer, delegate, or subcontract any of its rights or obligations under this Agreement without the prior written consent of the other Party, which shall not be unreasonably withheld. Any purported assignment or delegation in violation of this Section 25 shall be null and void. No assignment or delegation in violation of this Agreement shall relieve a Party of any of its obligations hereunder. 26. Successors and Assigns. This Agreement is binding on and inures to the benefit of the Parties and their respective successors and permitted assigns. 27. No Third-Party Beneficiaries. Other than the obligations to the U.S. Government by virtue of the Cooperative Agreement and DOE flow down requirements, this Agreement benefits solely the Parties and their respective successors and permitted assigns and nothing in this Agreement, express or implied, confers on any third party any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement. 28. Public Statements. Except as otherwise required to comply with any law, rule, regulation, or otherwise as directed by legal counsel, neither Party shall issue or release any announcement, statement, press release or other publicity or marketing materials relating to this Agreement, or otherwise use the other Party's trademarks, service marks, trade names, logos, symbols or brand names, in such instances, without the prior written consent of the other Party, which shall not be unreasonably withheld or delayed. 29. Interpretative Rules. For purposes of this Agreement, (a) the words "include," "includes" and "including" shall be deemed to be followed by the words "without limitation"; (b) the word "or" is not exclusive; and (c) the words "herein," "hereof," "hereby," "hereto" and "hereunder" refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (i) to Sections, Schedules, Exhibits and Task Orders refer to the Sections of, and Schedules, Exhibits and Task Orders attached to this Agreement; (ii) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (iii) to a law means such law as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting an instrument or causing any instrument to be drafted. Schedules, Exhibits and Task Orders referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth X Energy, LLC 7701 Greenbelt Road, Suite 320, Greenbelt, MD 20770 19

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. verbatim herein. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement. 30. Choice of Law. This Agreement and all related documents, and all matters arising out of or relating to this Agreement, whether sounding in contract, tort, or statute are governed by, and construed in accordance with, the laws of the State of Maryland, United States of America, without giving effect to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of Maryland. 31. Choice of Forum. Each Party irrevocably and unconditionally agrees that it will not commence any action, litigation, or proceeding of any kind whatsoever against the other Party in any way arising from or relating to this Agreement, including all exhibits, schedules, attachments, and appendices attached to this Agreement, and all contemplated transactions, in any forum other than the US District Court for the District of Maryland or, if such court does not have subject-matter jurisdiction, the courts of the State of Maryland, sitting in Prince George’s County, and any appellate court from any thereof. Each Party irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and agrees to bring any such action, litigation, or proceeding only in such courts. Each Party agrees that a final judgment in any such action, litigation, or proceeding is conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. 32. Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT, INCLUDING EXHIBITS, SCHEDULES, ATTACHMENTS, AND APPENDICES ATTACHED TO THIS AGREEMENT, IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING ANY EXHIBITS, SCHEDULES, ATTACHMENTS, OR APPENDICES ATTACHED TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY. 33. Counterparts. This Agreement may be executed in counterparts, each of which is deemed an original, but all of which together are deemed to be one and the same agreement. Notwithstanding anything to the contrary in Section 15, a signed copy of this Agreement delivered by facsimile, email, or other means of electronic transmission is deemed to have the same legal effect as delivery of an original signed copy of this Agreement. 34. Force Majeure. Neither Party shall be liable or responsible to the other Party, nor be deemed to have defaulted under or breached this Agreement, except for an obligation to make payments to the other Party, for any failure or delay in fulfilling or performing any term of this Agreement, when and to the extent such failure or delay is caused by or results from acts beyond the impacted Party’s control, including, without limitation, the following force majeure events (“Force Majeure Event”): acts of God, fires, floods, vandalism, sabotage, war, terrorist action, riot, civil commotion, rebellion, general labor stoppage, interruptions in telecommunications or utilities services, national or regional emergency, unexpected acts of any government, regulatory or any other competent authority or compliance with the enactment of any new/unforeseen law or governmental or regulatory order, rule, regulation or direction (each, a “Force Majeure Event”). For the avoidance of doubt, without a Force Majeure Event, a Party’s financial inability to perform, changes in cost or availability of materials, components or services, market conditions, or X Energy, LLC 7701 Greenbelt Road, Suite 320, Greenbelt, MD 20770 20

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. supplier actions or contract disputes will not constitute a Force Majeure Event, or excuse performance by a Party under this Section 34. As soon as reasonably practicable after the occurrence of a Force Majeure Event, the Party whose performance is to be affected by such potential Force Majeure Event shall provide prompt written notice of the anticipated duration of such Force Majeure Event. To the extent possible, a Party claiming Force Majeure shall diligently pursue all reasonable means to end the Force Majeure Event and ensure that the effects of any Force Majeure Event are minimized and resume full performance under this Agreement. In the event that the Force Majeure Event continues for a period of ninety (90) days following written notice given pursuant to this Section 34, either Party may terminate this Agreement upon thirty (30) days’ notice. Notwithstanding anything to the contrary in this Agreement, in the event either Party delivers notice of termination of the Agreement in accordance with this Section 34, the terminating Party shall incur no additional obligations or penalties under this Agreement, to the other Party, except for any outstanding payment obligations. Remainder of Page Intentionally Left Blank; Signature Page Follows on Next Page X Energy, LLC 7701 Greenbelt Road, Suite 320, Greenbelt, MD 20770 21

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the Effective Date by their respective officers thereunto duly authorized. X-ENERGY LLC By /s/ Kim Lester Name: Kim Lester Title: Manager, Contracts & Procurement American Centrifuge Operating, LLC By /s/ Larry B. Cutlip Name: Larry B. Cutlip Title: SVP, Field Operations Signature Page to X-Energy and ACO Service Agreement

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. EXHIBIT A ACO PROPOSAL TO X-ENERGY DATED March 1, 2018 See Attached. Exhibit A to X-Energy and ACO Service Agreement

CTS-BP-012-2018-Xenergy In response to RFP Dated February 26, 2018 March 1, 2018 SUBMITTED TO: Xenergy Attn: Kim Lester SUBMITTED BY: Centrus Energy Corporation 400 Centrifuge Way Oak Ridge, TN 37830 CENTRUS PROPRIETARY INFORMATION

proposal Overview Centrus Energy Corp (Centrus) is pleased to submit this proposal to provide technical and resource support for development of key foundational information and tools to facilitate further design and licensing of your reactor fuel production facility. Our staff is well suited to support your on time and on budget project needs. Objective Our immediate objective is to provide analysis, research and technical products that will help chart and guide preparation for preliminary and detailed design of a TRISO fuel facility. ***** ***** Centrus desires to be a partner through the entire process and emerge with Xenergy as the world’s leader in the nuclear fuel cycle. Proposed Execution Strategy Approach Description of Project: Task 1: Nuclear Criticality Safety Subtask 1 NCS Program and NCS Policies/Procedures Description ***** CENTRUS PROPRIETARY INFORMATION P a g e | 1 March 2018

proposal Summary of Milestones/Deliverables ***** No. Deliverables Month ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** Subtask 2 Design and System Walkdowns Description ***** Summary of Milestones/Deliverables ***** No. Deliverables Month ***** ***** ***** ***** ***** ***** ***** ***** ***** Subtask 3 Code and Workstation Development Description ***** Summary of Milestones/Deliverables ***** No. Deliverables Date ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** CENTRUS PROPRIETARY INFORMATION P a g e | 2 March 2018

energy PROPOSAL

Subtask 4 Parameter Studies		
Description	*****	
Summary of Milestones/Deliverables *****		
No.	Deliverables	Month
*****	*****	*****
*****	*****	*****
*****	*****	*****

Subtask 5 CAAS Analysis		
Description	*****	
Summary of Milestones/Deliverables *****		
No.	Deliverables	Month
*****	*****	*****
*****	*****	*****
*****	*****	*****

Task 2: Fresh Pebble Storage and Transport

Subtask 1 Whitepaper Development		
Description	*****	
Summary of Milestones/Deliverables *****		
No.	Deliverables	Month
*****	*****	*****
*****	*****	*****

CENTRUS PROPRIETARY INFORMATION Page | 3 March 2018

energy PROPOSAL

Task 3: Pebble Fabrication Line Mock-up and Facility Protection

Subtask 1 Whitepaper Development and Misc. Tasks	
Description	*****
Summary of Milestones/Deliverables *****	

No.	Deliverables	Month
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****

Period of Performance – The proposal is divided into two periods with two of the three tasks spanning each period as expressed above. The cost estimates are established for the periods March-June 2018 and July to December 2018.

Your Centrus Team

Centrus has a mature research, development, and manufacturing base in Oak Ridge, Tennessee, that can meet the needs of a wide variety of complex, demanding projects. The highly skilled and qualified team members listed below are just an example of those that will strive to deliver value to your project.

Name/Role	Education/Certifications	Summary of Experience

CENTRUS PROPRIETARY INFORMATION Page | 4 March 2018

energy PROPOSAL

Name/Role	Education/Certifications	Summary of Experience
Mark McClure, PMP ACO-OR Deputy Manager/Facility Operations Manger	BS, Engineering Physics, Murray State University PMP	As Facility Operations Manager at Centrus Energy Corporation, Mr. McClure serves as Deputy Site Manager for Oak Ridge Operations (which includes a nuclear test facility) and as Facility Operations Manager for the Technology and Manufacturing Center (TMC, Nuclear Manufacturing Operations). In these roles, he oversees maintenance and operation of the 440,000 sq. ft. TMC with more than $100M in manufacturing equipment. With roles in site management, maintenance, work control, quality, procurement, materials, licensing and regulatory interface, nuclear criticality safety operations, and transportation, and education and significant U.S. Navy nuclear training and operating experience, Mr. McClure brings the expertise and experience from more than 33 years in the nuclear industry to successfully manage facility design for the project. Mr. McClure served in multiple senior management roles providing leadership and management at the Paducah Gaseous Diffusion Plant over 20 years. These roles spanned nuclear maintenance, operations, criticality safety, licensing, regulatory performance functions, planning, contracts, materials, and logistics. He managed transition from DOE to NRC oversight—with the plant ultimately proving to be a flagship fuel cycle facility in terms of performance and regulatory margin. Implemented NRC regulations and licensing documents including analysis, procedure flow down, regulatory controls, problem identification, corrective action, continuous improvement, and production. Mr. McClure's 12 year Navy career included a tour as Chief Engineering Officer on board the nuclear fast-attack submarine USS Houston, responsible for the operation and maintenance of all ship systems, including the Nuclear Propulsion Plant. As Staff Officer, Joint Strategic Planning Staff, responsible for interpretation and application of the President's nuclear war planning guidance for all three legs of the strategic triad. Served as primary briefing officer for preparing the Commander in Chief, Strategic Air Command (CINCSAC) for congressional testimony.

CENTRUS PROPRIETARY INFORMATION Page | 5 March 2018

proposal Name/Role Education/Certifications Summary of Experience Scott McKinney BS, Electrical Engineering, He previously served as the manager of Manager Program University of Missouri-Rolla Technical Services at Centrus Energy Corp.’s Management PE American Centrifuge Plant in Piketon, Ohio. He PMP was responsible for overseeing design engineering, system engineering, nuclear safety, environmental, safety and health, and customer order management. Mr. McKinney was the Engineering Manager at the Paducah Gaseous Diffusion Plant in Paducah Kentucky and Portsmouth Gaseous Diffusion Plant in Piketon Ohio. He has served on several oversight committees including the Plant Operational Review Committee, Safety Review Committee and the University of Kentucky School of Engineering Advisory Board. He began his career as an electrical engineer at Paducah in 1988 and was later promoted to engineering project manager. He later served as a regulatory engineer, was promoted to electrical engineering manager and has also served as system engineering manager as well as design engineering manager. He is a licensed professional engineer and a certified project management professional. CENTRUS PROPRIETARY INFORMATION P a g e | 6 March 2018

Xenergy PROPOSAL

Name/Role	Education/Certifications	Summary of Experience
Don Weber, PMP Project Manager	BS, Mechanical Engineering, Youngtown State	Mr. Weber has over 25 years of experience with both project and plant-support engineering activities. He has over eighteen years of managerial experience in design engineering including management of Mechanical, Process, Civil, Structural, Electrical and Instrumentation disciplines and over four years of managerial experience in System Engineering. Mr. Weber has held a broad range of leadership roles in Nuclear Engineering, including Engineering manager at the Piketon Centrifuge Plant, and Manager of Design and Advanced Technology at the Portsmouth Gaseous Diffusion Plant. As the Engineering Manager at the Piketon Centrifuge Plant, Mr. Weber was responsible for the design and providing technical support to the process and support systems for the demonstration facility and coordinating the design the Commercial Facility with the EPC contractor. In his current assignment, he has successfully managed projects to improve the AC100 centrifuge and developed a configuration management system compliant with the requirements of ASME NQA-1.
Ben Jordan, PMP Manager, Manufacturing	MS, Mechanical Engineering, MBA, University of Tennessee-Knoxville; PMP	Mr. Jordan has over 20 years of experience with Manufacturing, Engineering, Operations Management, Research and Design, and Entrepreneurship. He has held several management positions with Centrus including Demonstration Facility Operations Manager, Operations Manager, Design Engineering and Analysis Manager. In his current role as Manufacturing Manager, he is responsible for $50M+ of precision manufacturing equipment, including precision CNC machine tools, as well as the associated inspection and certification equipment. Mr. Jordan is also currently responsible for business development.

CENTRUS PROPRIETARY INFORMATION Page | 7 March 2018

Xenergy PROPOSAL

Name/Role	Education/Certifications	Summary of Experience
Dr. Jeffery Cooper Manager Engineering and Machine Technology Group	BS, Physics, Bucknell University MS, Physics, Yale University PhD, Experimental Nuclear Physics, Yale University PMP	Dr. Cooper is responsible for design and team integration functions. He is also responsible for value engineering activities, reliability improvements, and the electrical and controls design. His responsibilities include experimental demonstration of the efficacy of design solutions. Prior to his role as Manager of Machine Technology, Dr. Cooper managed the Machine and Cascade Analysis group, which is responsible for all aspects of the separation performance of the AC100 gas centrifuge. Since the gross revenue of an enrichment facility is proportional to the separation performance, Dr. Cooper's group focused on applying state of the art computational fluid dynamics methods, and a thorough understanding of the underlying physics, to maximize the profitability of the business. He was also responsible for the cascade design and holds a patent disclosure based on his work. Dr. Cooper has been working on the American Centrifuge Project since 2004. Before joining Centrus, Dr. Cooper worked as a post-doctoral researcher at Lawrence Livermore National Laboratory. His research focused on neutron induces reactions of importance for stockpile stewardship and the development of a novel method for measuring the magnetic dipole moment of a radioactive Krypton isotope. The Krypton work was recognized as a highlight in the DOE FY 2004 congressional budget request. He is also a certified Project Management Professional

CENTRUS PROPRIETARY INFORMATION Page | 8 March 2018

energy PROPOSAL

Name/Role	Education/Certifications	Summary of Experience
Mathew Stanke Design Engineering and Analysis Manager	BS, Mechanical Engineering, University of Wisconsin PMP	Mr. Stanke has been with Centrus since 2007 in increasingly responsible positions. He is currently responsible for managing a team of design and manufacturing engineers to achieve design solutions for large UF_6 centrifuges, support equipment, manufacturing processes, and related systems. He is also the Design Authority for mechanical designs and supporting documentation as well as a subject matter expert in the areas of Casing, Lower Suspension Assembly, and Vacuum. Mr. Stanke leads the Human Performance Improvement Committing for Centrus in Oak Ridge. He began as a Senior Engineer accountable for all aspects of key centrifuge components including design, manufacture, and operational support and leading and facilitating cross functional team meetings. He resolved issues while bringing two plants online and has created and implemented an integrated tiered design and manufacturing release project schedule as part of managing a multi-million-dollar project. He was promoted to Analysis Section Head in 2011 and managed a team of analysts to analytically model systems for thermal, stress/strain, and seismic conditions. In 2012, Mr. Stanke was promoted to Test Manager (and continues as the acting manager) managing a team of test engineers to execute testing on 40' tall highly instrumented centrifuges which involves executing scheduled testing on budget, analyzing and interpreting data on normal and off normal operations, executing elevated risk testing of multi-million dollar systems He has expert level proficiency in Human Performance Improvement, Lean Manufacturing, and Root Cause Analysis.

CENTRUS PROPRIETARY INFORMATION Page \| 9 March 2018

X-energy PROPOSAL

Name/Role	Education/Certifications	Summary of Experience
Glenn Strausser Regulatory and Quality Manager	BS, Electrical Engineering, Lehigh University MBA, University of Phoenix PMP, MoR, PMI OPM3	Mr. Strausser has more than 25 years in quality, project, and program management leadership. He has served at Centrus Energy as the Director of Engineering, Procurement, and Construction and as the Director of Quality. Mr. Strausser served as project director and senior consultant at Siemens, where he provided expertise for Siemens business units worldwide. Prior to that he worked at Johnson Controls, where he was responsible for the company's large construction projects. Mr. Strausser has also served in numerous engineering, quality, and project management roles at a variety of Department of Energy nuclear facilities. Mr. Strausser is considered an expert in organizational project, program, and portfolio management. He is currently a core team member developing a new standard for the Project Management Institute on Organizational Project Management, and served as a core team member for their Program Management Standard. He has presented on these topics at various venues in the United States and Europe. He has earned extensive Project and Program Management Certifications, including the Project Management Professional (PMP), Management of Risk (MoR), Advanced Practitioner and Instructor in Program Management, and was a certified PMI OPM3 Assessor and Consultant. He also has certifications from the American Society for Quality (ASQ) as a Quality Manager, Quality Engineer, Software Quality Engineer, Auditor, and a Six Sigma Black Belt. He has served on several local and state quality boards, and he has presented on project management and quality-related topics to global audiences.

CENTRUS PROPRIETARY INFORMATION Page | 10 March 2018

energy PROPOSAL

Name/Role	Education/Certifications	Summary of Experience
Scott Eagan Manager, Safeguards and Security	BS, History, University of Tennessee at Martin MS, Intelligence Studies, American Military University, Charleston, West Virginia	Mr. Eagen has over 35 years of experience, ten with Centrus, in security and intelligence related fields to include Industrial Security, Counterintelligence (CI), Operational Security (OPSEC), Personnel Security, Information Security, and Security and Intelligence Training. He is a retired U.S. Army officer and veteran of the Global War on Terrorism with decades of intelligence and security management and staff experience at all levels to include the U.S. Army and Department of Defense Headquarters at the Pentagon. His last assignment on active duty before joining Centrus was at the U.S. Military Academy, West Point, New York where he was the deputy director of the Department of Military Instruction and advisor to the National Military Academy of Afghanistan. He joined Centrus after retiring from the United States Army.
Maurice Parks Manager, ACM Security and ACO-OR TMC Physical Security	BS, Organizational Management, Tusculum College; Associate of Business Science degrees in Computer Science and Accounting;	Mr. Parks is a combat veteran retiring at the rank of Master Sergeant, after 20 years of service in the U.S. Marine Corps. He is responsible for day to day physical security operations of the TMC. His additional duties and responsibilities include, but are not limited to, ACM Facility Security Officer (FSO); Technical Security; Visitor Control; development of procedures and security plans; the standing up and stand down of Strategic Suppliers facilities; and, coordinator of Protective Forces. Prior to joining Centrus, Mr. Parks served in various security positions in the Oak Ridge TN area.

CENTRUS PROPRIETARY INFORMATION Page | 11 March 2018

X-energy PROPOSAL

Name/Role	Education/Certifications	Summary of Experience
Marty Karr	Manager, Packaging and Transportation AS, Mechanical Engineering	Mr. Karr served six years in the Navy nuclear propulsion program as a technician performing operations, maintenance, and management tasks. Mr. Karr has held numerous management roles with Centrus Energy over a 20-year period. Some such roles have included management in Maintenance, Materials Management, and Packaging and Transportation. He has served on and currently serves on numerous industry and government panels, working groups, task forces, and committees both domestically and internationally. He is an active member and Centrus point of contact for the World Nuclear Transport Institute, U.S. Department of Energy Transportation Management Council and member of the Nuclear Energy Institute Transportation Task Force. He was called upon by government and his peers to be a committee Co-Chair for PATRAM 2013 and member of several other committees. He currently oversees all packaging and transportation operations, programs, and licensing for Centrus and all its subsidiaries. Mr. Karr is well versed in the transport of dangerous goods and specializes in radioactive material transport and security. He holds certifications in the transport of dangerous goods, including radioactive materials, for ground, air, sea, and mixed waste.

CENTRUS PROPRIETARY INFORMATION Page | 12 March 2018

X energy PROPOSAL

Name/Role	Education/Certifications	Summary of Experience
Clint Gross Senior NCS Engineer Paschal Solutions, Inc.	MS, Nuclear Engineering Univ of Missouri at Rolla BS, Nuclear Engineering Univ of Missouri at Rolla	Mr. Gross has more than 25 years of nuclear engineering experience. He has extensive experience developing and implementing criticality safety evaluations at multiple facilities, including BWXT Lynchburg, Paducah Gaseous Diffusion Plant (PGDP), SILEX, and Y-12 National Security Complex. He provided nuclear engineering support at the Paducah Gaseous Diffusion Plant for more than 18 years where he developed NCS evaluations for nearly every fissile operation in the PGDP cascade, product withdrawal, autoclave facilities, equipment removal and decontamination. He is an expert in criticality safety code validation and has performed code validation at the PGDP and Nuclear Fuel Services (NFS). He is also an expert in shielding analyses and has performed CAAS modeling at PGDP, NFS, and the Y-12 National Security Complex. Mr. Gross has also developed the technical basis for non-destructive assay neutron and gamma measurements performed in support of NCS. He serves as the Validation Team Leader and member of current ANSI/ANS-8.1 working group and Member of ANSI/ANS-8.24 working group. Core competencies include NCS, shielding analysis, NDA technical basis, and criticality safety software validation.

CENTRUS PROPRIETARY INFORMATION Page | 13 March 2018

Xenergy PROPOSAL

Pricing

This proposal is being offered as a time and materials type contract structured as follows:

Performance Period	March	2018	to	June	2018
Fee %	*****		ODC Mark-up	*****	

Estimate Summary	Task 1	Task 2	Task 3	Task 4	Task 5	Task 6	Project Totals
Task Title							
Labor							
Subcontractor							
Other Direct Cost							
Task Subtotals							
Contingency							
G&A							
Facility							
Task Cost Totals			*****				
Fee							
ODC Mark-up							
Est Cost							
Labor Discount							
Facility Discount							
Fee Discount							
ODC Unit In-Kind							
ODC Markup Disc.							
Final Est Cost							

Net In-Kind *****

Performance Period	July	2018	to	December	2018
Fee %	*****		ODC Mark-up	*****	

Estimate Summary	Task 1	Task 2	Task 3	Task 4	Task 5	Task 6	Project Totals
Task Title							
Labor							
Subcontractor							
Other Direct Cost							
Task Subtotals							
Contingency							
G&A							
Facility							
Task Cost Totals			*****				
Fee							
ODC Mark-up							
Est Cost							
Labor Discount							
Facility Discount							
Fee Discount							
ODC Unit In-Kind							
ODC Markup Disc.							
Final Est Cost							

Net In-Kind *****

CENTRUS PROPRIETARY INFORMATION Page | 18 March 2018

proposal Project Assumptions 1) Centrus will work with Xenergy to establish mutually acceptable terms and conditions. CENTRUS PROPRIETARY INFORMATION P a g e | 15 March 2018

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. EXHIBIT B INITIAL TASK ORDERS RELATED TO AGREEMENT KEY ELEMENTS OF SERVICES TO BE PROVIDED, PROJECT MILESTONES, TIMING REQUIREMENTS, COMPLETION STANDARDS, FEE SCHEDULES, ACCEPTANCE TESTING PROCEDURES, AND OTHER IMPORTANT ITEMS See Attached. Exhibit A to X-Energy and ACO Service Agreement

*****

***** [Three pages redacted]

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***** ***** [Two pages redacted]

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***** ***** [Two pages redacted]

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. EXHIBIT C FAB 1 Floorplan See Attached. ***** Exhibit C to X-Energy and ACO Service Agreement

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. EXHIBIT D GENERAL FLOW DOWN REQUIREMENTS FOR SUPPLIERS UNDER SUPPLY CONTRACTS PAID WITH FEDERAL OR COST SHARE FUNDS UNDER DEPARTMENT OF ENERGY AWARD NO. DE-NE0008472 (EXCLUDING INTELLECTUAL PROPERTY PROVISIONS) 1. Supplier shall not purchase and charge the cost of real property or equipment to X-energy or attempt to contribute in kind such costs for performance under this Agreement unless X-energy has expressly approved the purchase in writing. All equipment purchased with federal or cost share funds under the above-referenced award (the “Award”) is subject to the requirements of 2 C.F.R. § 200.313. 2. Any surplus supplies for which the cost is reimbursed by X-energy exceeding $5,000 in total aggregate value acquired in connection with, but ultimately not needed for performance under this Agreement are subject to the requirements of 2 C.F.R. § 200.314. At the conclusion of this Agreement, Supplier shall work with X-energy on the development of a disposition plan for such supplies that meets the requirements of 2 C.F.R. § 200.314. 3. No deliverables, reports or submittals that are to be provided to the U.S. Department of Energy (DOE) under this Agreement may contain any protected Personally Identifiable Information (PII). PII is any information maintained by the Supplier about an individual, including but not limited to, education, financial transactions, medical history and criminal or employment history, and information that can be used to distinguish or trace an individual's identity, such as his/her name, social security number, date and place of birth, mother's maiden name, biometric data, etc., and including any other personal information that is linked or linkable to a specific individual. 4. Supplier acknowledges that it is the sense of the Congress that, to the greatest extent practicable, all equipment and products purchased under the Award, should be American-made. 5. Supplier shall obtain prior X-energy approval for all subcontracts that will be directly charged to this Agreement in excess of $5 million, including all options and/or material modifications thereto. Supplier shall notify X-energy of any anticipated subcontracts estimated at $5 million or more, including all options and modifications. Exhibit D to X-Energy and ACO Service Agreement

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. 6. Supplier may only charge costs under this Agreement that are reasonable in nature and amount for the work done. Costs must be ordinary and necessary in connection with the work performed and reflective of charges that would result from arm’s length bargaining in a competitive business. 7. Upon request of X-energy or DOE, Supplier shall provide documentary support for its pricing of goods or services provided to X-energy under this Agreement. For ACO labor, documentary support shall be provided upon request to DOE. 8. Supplier shall maintain records related to its performance under this Agreement for not less than three years from final payment. Supplier agrees to cooperate with X-energy to provide DOE access to any records that are pertinent to this Agreement, in order to make audits, examinations, excerpts, transcripts and copies of such documents. This right also includes reasonable access to Supplier’s personnel for the purpose of interview and discussion related to such documents. 9. Supplier certifies that neither it nor its principals are debarred or suspended from participating under any federal contract or financial assistance award by any department or agency of the U.S. Government. Prior to entering into any subcontract, Supplier shall confirm that its first-tier subcontractors are not excluded or disqualified from doing business with the Federal government. 10. Supplier shall not publish progress reports, results or summaries of technical work conducted under the DOE Cooperative Agreement without X-energy’s prior written approval. 11. Supplier shall obtain any required permits and comply with all applicable federal, state, and municipal laws, codes, and regulations for work performed under this Agreement. 12. Supplier shall notify X-energy of any potentially National Security classifiable results originating from this Agreement. 13. Supplier shall notify X-energy prior to performing work under this Agreement outside of the United States or subcontracting work to be performed outside the United States. 14. Supplier is responsible for maintaining the integrity of research of any kind under this Agreement, including the prevention, detection, and remediation of research misconduct, and the conduct of inquiries, investigations, and adjudication of allegations of research misconduct. Exhibit D to X-Energy and ACO Service Agreement

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. 15. Supplier is encouraged to use the metric system to the extent practicable and economically feasible. 16. With respect to the performance of any portion of the work under this Agreement that is to be performed at a DOE-owned or controlled site, Supplier agrees to comply with all applicable State and Federal Environmental, Safety & Health (ES&H) regulations and with all other applicable ES&H requirements of the operator of such site. Prior to the performance of any work at a DOE-owned or controlled site, Supplier, in consultation with X-energy, shall contact the site facility manager for information on DOE and site-specific ES&H requirements. The Supplier shall apply this provision to its subcontractors performing work at a DOE-owned or controlled site. 17. Upon request and with 20 days written notice, Supplier shall provide X-energy and DOE access to any real property or equipment purchased for the performance of this Agreement using federal or cost share funds for purposes of inventory. 18. Upon request and with 20 days written notice, Supplier shall provide X-energy and DOE access to its facilities to conduct a program audit, the reasonable cost of which shall be reimbursed by X-energy, which cost shall be discounted and the fair market value of such discount included as an in-kind contribution. 19. As applicable, Supplier shall clearly label any business confidential information it provides to X-energy or to DOE. 20. Before directly charging any costs to this Agreement related to participation in any conference, Supplier shall obtain X-energy’s written confirmation that such conference is directly and programmatically related to the purpose of the Award. 21. Supplier agrees to cooperate with X-energy in the preparation of any reports required by DOE under X-energy’s cooperative agreement that relate to work performed by Supplier under this Agreement. X-energy shall reimburse Supplier for its reasonable cost incurred supporting X-energy, which cost shall be discounted and the fair market value of such discount included as an in-kind contribution. 22. No federal or cost share funds provided to Supplier under this Agreement shall be expended, directly, or indirectly, to influence congressional action on any legislation or appropriations matters pending before Congress. Exhibit D to X-Energy and ACO Service Agreement

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. EXHIBIT E ATTACHMENT 1 TO ACO PROPOSAL TO X-ENERGY DATED March 1, 2018 See Attached. Exhibit E to X-Energy and ACO Service Agreement

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Task 4
0

Cost Build Up

Task Description / Scope

Assumptions:
Rate Basis: Full Burdens (w/Piketon & Corp)

Overhead Rates: ***** ***** ***** *****

Labor

Labor Category	Description of Work	Labor + Fringe / Hours: Apr 2017 - Dec 2017 Hours	Base+Fringe	Amount	Jan 2018 - Mar 2018 Hours	Base+Fringe	Amount	Apr 2018 - Dec 2018 Hours	Base+Fringe	Amount	Jan 2019 - Mar 2019 Hours	Base+Fringe	Amount	Apr 2019 - Dec 2019 Hours	Base+Fringe	Amount
Position			$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -
Position			$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -
Position			$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -
Position			$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -
Position			$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -
Position			$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -
Position			$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -
Position			$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -
Position			$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -
Position			$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -
Position			$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -
Totals		-		$ -	-		$ -	-		$ -	-		$ -	-		$ -

Labor Category	Overhead by Period: Apr 2017 - Dec 2017	Jan 2018 - Mar 2018	Apr 2018 - Dec 2018	Jan 2019 - Dec 2019	Total Cost: 2017 Cost	2018 Cost	2019 Cost	Total Cost
Position	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Position	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Position	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Position	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Position	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Position	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Position	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Position	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Position	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Position	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Position	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Totals	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
				Check	$ -	$ -	$ -	$ -

Subcontractor

Internal Contractor	Description of Work	2017 Hours	Rate	Total Cost	2018 Hours	Rate	Total Cost	2019 Hours	Rate	Total Cost	Total Task Subcontractor Cost Hours	Total Cost
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
Totals		-		$ -	-		$ -	-		$ -	-	$ -

Other Direct Costs

Item / Part Number / Service	Description	2017 Quantity	Unit Cost	Total Cost	2018 Quantity	Unit Cost	Total Cost	2019 Quantity	Unit Cost	Total Cost	Total Task ODCs Quantity	Total Cost
				$ -			$ -			$ -	-	$ -
				$ -			$ -			$ -	-	$ -
				$ -			$ -			$ -	-	$ -
				$ -			$ -			$ -	-	$ -
				$ -			$ -			$ -	-	$ -
				$ -			$ -			$ -	-	$ -
				$ -			$ -			$ -	-	$ -
Totals				$ -			$ -			$ -		$ -
Facility				$ -			$ -			$ -	-	$ -

Task 4
Cost Summary

		2017 Total Cost	2018 Total Cost	2019 Total Cost	Total Task Total Cost
	Labor				
	Subcontractor				
	Other Direct Costs				
	Task Subtotal				
*****	Contingency				
	Subtotal w/Contingency				
Full Burdens (w/Piketon & Corp)	G&A				
	Facility				
	Total Task Before Fee				
	Facility In Kind Discount				
	Labor In Kind Discount				
	% In Kind				

★★★★★

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***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** *****

+++++ +++++ +++++ +++++ +++++ +++++ +++++ +++++ +++++ +++++ +++++ +++++ +++++ +++++ +++++ +++++ +++++ +++++ +++++ +++++ +++++ +++++ +++++ +++++ +++++ +++++ +++++ +++++ +++++ ***** ***** ***** ***** ***** ***** ***** ***** ***** *****

Kw{|%M{|qui|m [}uuiz•%Qvnwzui|qwv K}{|wumz `%mvmzo• Xzwrmk|%Vium \i{s%Zmtmi{m%556%|w%`%mvmzo•%%QLQY \•xm%wn%M{|qui|m ***** Xzwrmk|%Vw3 Kwv|zik|%\•xm \qum%+%Ui|mzqit K}{|wumz%\•xm Kwuumzkqit Omvmzit%[kwxm ***** Xzwrmk|%Tmil UkKt}zm1%Uizs Xzwrmk|%Uiviomz _mjmz1%Lwv Xmznwzuivkm%Xmzqwl Uizkp 756@ |w R}vm 756@ Nmm%* +++++ WLK%Uizs2}x ***** M{|qui|m%[}uuiz• \i{s%6 \i{s%7 \i{s%8 \i{s%9 \i{s%; \i{s%= \i{s%\q|tm Tijwz [}jkwv|zik|wz W|pmz%Lqzmk|%Kw{| \i{s%[}j|w|it{ Kwv|qvomvk• O+I Nikqtq|• ***** \i{s%Kw{|%\w|it{ Nmm WLK%Uizs2}x M{|%Kw{| Tijwz%Lq{kw}v| Nikqtq|•%Lq{kw}v| Nmm%Lq{kw}v| WLK%]vq|%Qv2Sqvl WLK%Uizs}x%Lq{k3 Nqvit%M{|%Kw{| Vm|%Qv2Sqvl *****

Task 1
NCS
Cost Build Up

Task Description / Scope #####

Assumptions:
Rate Basis Full Burdens (w/Pikaton & Corp)

Labor

		Labor + Fringe / Hours															Overhead Rates: #####	####	#####	#####	Total Cost			
					Mar 2018			Apr 2018 - June 2018									Overhead by Period							
Labor Category	Description of Work	Hours	Base+Fringe	Amount	Hours	Base+Fringe	Amount	Hours	Base+Fringe	Amount	Hours	Base+Fringe	Amount	Hours	Base+Fringe	Amount	Apr 2017 - Dec 2017	Jan 2018 - Mar 2018	Apr 2018 - Dec 2018	Jan 2019 - Dec 2019	2017 Cost	2018 Cost	2019 Cost	Total Cost
Project Manager -OR	Oversight and reporting																							
Program Manager - XII	Program strategic oversight																							
Position																								
Position																								
Position																								
Position																								
Position																								
Position																								
Position																								
Position																								
Position																								
Position																								
Totals																								

*****

Subcontractor

					2018						Total Task Subcontractor Cost	
Internal Contractor	Description of Work	Hours	Rate	Total Cost	Hours	Rate	Total Cost	Hours	Rate	Total Cost	Hours	Total Cost
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
Totals		-		$ -	-		$ -	-		$ -	-	$ -

Other Direct Costs

		2017			Through June 2018			2019			Total Task ODCs	
Item / Part Number / Service	Description	Quantity	Unit Cost	Total Cost	Quantity	Unit Cost	Total Cost	Quantity	Unit Cost	Total Cost	Quantity	Total Cost
Payroll Solutions												
Travel												
Workstation purchases												
Totals												
Facility				$ -			$ -				-	$ -

*****

Task 1
Cost Summary

		2017		2018	2019	Total Task
			Total Cost	Total Cost	Total Cost	Total Cost
	Labor					
	Subcontractor					
	Other Direct Costs					
	Task Subtotal					
#####	Contingency					
	Subtotal w/Contingency					
Full Burdens (w/Pikaton & Corp)	G&A					
	Facility					
	Total Task Before Fee					
	Facility In Kind Discount					
	Labor In Kind Discount					
	% In Kind					

*****

Task 2
Transportation
Cost Build Up

Task Description / Scope *****

Assumptions:
Rate Basis: Full Burdens (w/Piketon & Corp)

Overhead Rates: ***** | **** | ***** | *****

Labor

Labor Category	Description of Work	Labor + Fringe / Hours															Overhead by Period				Total Cost			
					Mar 2018			Apr 2018 - June 2018						Apr 2019 - Dec 2019			Apr 2017 - Dec 2017	Jan 2018 - Mar 2018	Apr 2018 - Dec 2018	Jan 2019 - Dec 2019	2017 Cost	2018 Cost	2019 Cost	Total Cost
		Hours	Base+Fringe	Amount	Hours	Base+Fringe	Amount	Hours	Base+Fringe	Amount	Hours	Base+Fringe	Amount	Hours	Base+Fringe	Amount								
Project Manager-Oil																								
Transportation																								
Transportation																								
Regulatory																								
Engineer - General																								
Program Manager - W																								
Position																								
Position																								
Position																								
Position																								
Position																								
Totals																								

*****

Subcontractor

Internal Contractor	Description of Work	2017			2018			2019			Total Task Subcontractor Cost	
		Hours	Rate	Total Cost	Hours	Rate	Total Cost	Hours	Rate	Total Cost	Hours	Total Cost
Toelle, Steve												
None												
None												
None												
None												
None												
None												
None												
Totals												

*****

Other Direct Costs

Item / Part Number / Service	Description	2017			2018			2019			Total Task ODCs	
		Quantity	Unit Cost	Total Cost	Quantity	Unit Cost	Total Cost	Quantity	Unit Cost	Total Cost	Quantity	Total Cost
Travel												
Totals												

*****

Facility				$ -			$ -			$ -	-	$ -

Task 2 Cost Summary

		2017	2018	2019	Total Task
		Total Cost	Total Cost	Total Cost	Total Cost
	Labor				
	Subcontractor				
	Other Direct Costs				
	Task Subtotal				
*****	Contingency				
	Subtotal w/Contingency				
Full Burdens (w/Piketon & Corp)	G&A				
	Facility				
	Total Task Before Fee				
	Facility In Kind Discount				
	Labor In Kind Discount				
	% In Kind				

*****

Task 3
Manufacturing
Cost Build Up

Task Description / Scope: *****

Assumptions:
Rate Basis: Full Burdens (w/Piketon & Corp)

Overhead Rates: ***** | ***** | ***** | *****

Labor

Labor Category	Description of Work	Labor + Fringe / Hours															Overhead by Period				Total Cost			
					Mar 2018			Apr 2018 - June 2018																
		Hours	Base+Fringe	Amount	Hours	Base+Fringe	Amount	Hours	Base+Fringe	Amount	Hours	Base+Fringe	Amount	Hours	Base+Fringe	Amount	Apr 2017 - Dec 2017	Jan 2018 - Mar 2018	Apr 2018 - Dec 2018	Jan 2019 - Dec 2019	2017 Cost	2018 Cost	2019 Cost	Total Cost
Project Manager -OR																								
Program Manager - XII																								
Engineer - Design																								
Engineer - Electrical / I&C																								
Engineer - Manufacturing																								
Engineer - General																								
Engineer - Design																								
Planners / WC																								
Maintenance - Building																								
Transportation																								
Security - Building																								
Configuration Management																								
Totals																								

*****

Subcontractor

Internal Contractor	Description of Work	2017			2018			2019			Total Task Subcontractor Cost	
		Hours	Rate	Total Cost	Hours	Rate	Total Cost	Hours	Rate	Total Cost	Hours	Total Cost
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
Totals		-		$ -	-		$ -	-		$ -	-	$ -

Other Direct Costs

Item / Part Number / Service	Description	2017			Mar-Jun 2018			2018			Total Task ODCs	
		Quantity	Unit Cost	Total Cost	Quantity	Unit Cost	Total Cost	Quantity	Unit Cost	Total Cost	Quantity	Total Cost
Fab 1 Electrical												
Building Sign												
PMD Link licenses												
Totals												

*****

Facility				$

Task 3
Cost Summary

		2017		2018	2019	Total Task
			Total Cost	Total Cost	Total Cost	Total Cost
	Labor					
	Subcontractor					
	Other Direct Costs					
	Task Subtotal					
*****	Contingency					
	Subtotal w/Contingency					
Full Burdens (w/Piketon & Corp)	G&A					
	Facility					
	Total Task Before Fee					
	Facility In Kind Discount					
	Labor In Kind Discount					
	% In Kind					

*****

Task 4

0

Cost Build Up

Task Description / Scope

Assumptions:

Rate Basis: Full Burdens (w/Pikoton & Corp)

Overhead Rates: ***** ***** ***** *****

Labor

		Labor + Fringe / Hours														
		Apr 2017 - Dec 2017			Jan 2018 - Mar 2018			Apr 2018 - Dec 2018			Jan 2019 - Mar 2019			Apr 2019 - Dec 2019		
Labor Category	Description of Work	Hours	Base+Fringe	Amount	Hours	Base+Fringe	Amount	Hours	Base+Fringe	Amount	Hours	Base+Fringe	Amount	Hours	Base+Fringe	Amount
Position			$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -
Position			$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -
Position			$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -
Position			$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -
Position			$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -
Position			$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -
Position			$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -
Position			$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -
Position			$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -
Position			$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -
Position			$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -		$ -	$ -
Totals		-		$ -	-		$ -	-		$ -	-		$ -	-		$ -

	Overhead by Period				Total Cost			
Labor Category	Apr 2017 - Dec 2017	Jan 2018 - Mar 2018	Apr 2018 - Dec 2018	Jan 2019 - Dec 2019	2017 Cost	2018 Cost	2019 Cost	Total Cost
Position	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Position	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Position	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Position	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Position	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Position	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Position	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Position	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Position	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Position	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Position	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Totals	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
				Check	$ -	$ -	$ -	$ -

Subcontractor

		2017			2018			2019			Total Task Subcontractor Cost	
Internal Contractor	Description of Work	Hours	Rate	Total Cost	Hours	Rate	Total Cost	Hours	Rate	Total Cost	Hours	Total Cost
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
None			$ -	$ -		$ -	$ -		$ -	$ -	-	$ -
Totals		-		$ -	-		$ -	-		$ -	-	$ -

Other Direct Costs

		2017			2018			2019			Total Task ODCs	
Item / Part Number / Service	Description	Quantity	Unit Cost	Total Cost	Quantity	Unit Cost	Total Cost	Quantity	Unit Cost	Total Cost	Quantity	Total Cost
				$ -			$ -			$ -	-	$ -
				$ -			$ -			$ -	-	$ -
				$ -			$ -			$ -	-	$ -
				$ -			$ -			$ -	-	$ -
				$ -			$ -			$ -	-	$ -
				$ -			$ -			$ -	-	$ -
				$ -			$ -			$ -	-	$ -
Totals				$ -			$ -			$ -	-	$ -
Facility				$ -			$ -			$ -	-	$ -

Task 4

Cost Summary

		2017	2018	2019	Total Task
		Total Cost	Total Cost	Total Cost	Total Cost
	Labor				
	Subcontractor				
	Other Direct Costs				
	Task Subtotal				
*****	Contingency				
	Subtotal w/Contingency				
Full Burdens (w/Pikoton & Corp)	G&A				
	Facility				
	Total Task Before Fee				
	Facility In Kind Discount				
	Labor In Kind Discount				
	% In Kind				

*****

Labor Rates

	Overhead Rates							*****	*****	*****		*****	*****	*****	*****
	G&A							*****	*****	*****		*****	*****	*****	*****
Labor Category			Labor + Fringe Rates					Labor + Fringe Rates + Full Overhead					Labor + Fringe Rates + Oak Ridge Only Overhead		
			Apr 2017 - Dec 2017	Jan 2018 - Mar 2018	Apr 2018 - Dec 2018	Jan 2019 - Mar 2019	Apr 2019 - Dec 2019	Apr 2017 - Dec 2017	Jan 2018 - Mar 2018	Apr 2018 - Dec 2018	Jan 2019 - Mar 2019	Apr 2019 - Dec 2019	Apr 2017 - Dec 2017	Jan 2018 - Mar 2018	2018 - Dec
Position	RCC	Cost Treatment	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Human Resources-AC	120704	Indirect	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Information Technology -OR	130710	Indirect	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Financial Services - AC	190703	Indirect	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Procurement-AC	190715	Direct	$												
Shipping / Receiving	190715	Direct	$												
Transportation	190715	Direct	$												
Program Management-HQ	330701	Direct	$												
Project Controls	330702	Direct	$												
ES&H	340721	Direct	$												
Health Physics	340721	Direct	$												
Project Manager-OR	340721	Direct	$												
Quality Assurance	340721	Direct	$												
Regulatory	340721	Direct	$												
Security - Cyber	340721	Direct	$				*****							*****	
Security - Personnel	340721	Direct	$												
Waste Management	340721	Direct	$												
Facility Management	340730	Direct	$												
Planners / WC	340730	Direct	$												
Security - Building	340730	Direct	$												
Configuration Management	340740	Direct	$												
Engineer - Design	340740	Direct	$												
Engineer - Electrical / I&C	340740	Direct	$												
Engineer - General	340740	Direct	$												
Engineer - Manufacturing	340740	Direct	$												
Engineer - Materials	340740	Direct	$												
Engineer - Modelling	340740	Direct	$												
Engineer - Test	340740	Direct	$												
Operations - Management	340750	Direct	$												
Program Manager - XE	340730	Direct	$												
Training	340750	Indirect	$										$ -	$ -	$ -
Operations - Technicians	340751	Direct	$												
Maintenance - Building	340752	Indirect	$

Contractor Rates

Contractor	Hourly Rate	Contract House
DeShambault, Rob	$ *****	Rearden Technical Consultants
Sain, Richard	$ *****	Rearden Technical Consultants
Thompson, Barry	$ *****	Strata G
Toelle, Steve	$ *****	Theta Technologies Inc
Wagner, Harvey G	$ *****	Rearden Technical Consultants

Reference Lists

Types of Estimates	Types of Contract	Type of Customer	Project Manager	Month	Year	Rate Basis	Contingency %
N/A	N/A	N/A	TBD	January	*****	Full Burdens (w/Piketon & Cor	*****
Budgetary Esimate / ROM	Fixed Price	Government	Cooper, Jeff	February	*****	Oak Ridge Only	*****
Response to RFP	Time & Material	Commercial	Ford, Marty	March	*****		*****
	Cost Plus		Jones, Buddy	April	*****		*****
	TBD		Jordan, Ben	May	*****		*****
			McClure, Mark	June	*****		*****
			McKinney, Scott	July	*****		*****
			Ooten, Ron	August	*****		*****
			Stanke, Mat	September	*****		*****
			Stinnett, Travis	October			*****
			Weber, Don	November			*****
			Whitcomb, Ryan	December			*****
			Yates, Dennis

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Agreement No. 5004-DOE-070116-08 ACO Energy Corp. EXHIBIT F Advanced Reactor Concept Cooperative Agreement No. DE-NE0008472 by and between X-Energy and the U.S. Department of Energy Exhibit F to X-Energy and ACO Service Agreement

ASSISTANCE AGREEMENT

1. Award No.	2. Modification No.	3. Effective Date	4. CFDA No.
DE-NE0008472		07/01/2016	81.121

5. Awarded To
X ENERGY, LLC
Attn: MATTHEW YETMAN
7701 GREENBELT RD STE 320
GREENBELT MD 20770

6. Sponsoring Office
Office of Nuclear Energy

7. Period of Performance
*****
through
*****

8. Type of Agreement
- [ ] Grant
- [X] Cooperative Agreement
- [ ] Other

9. Authority
31 U.S.C. 6304
10 U.S.C. 2358

10. Purchase Request or Funding Document No.
16NE000309

11. Remittance Address
X ENERGY, LLC
Attn: X ENERGY, LLC
7701 GREENBELT RD STE 400
GREENBELT MD 20770

12. Total Amount
Govt. Share: *****
Cost Share : *****
Total : *****

13. Funds Obligated
This action: *****
Total : *****

14. Principal Investigator
Dr. Peter J Pappano

15. Program Manager
Brian K. Robinson
Phone: 301-903-5694

16. Administrator
Idaho Operations
U.S. Department of Energy
Idaho Operations
1955 Fremont Avenue
MS 1221
Idaho Falls ID 83415

17. Submit Payment Requests To
OR for Idaho
U.S. Department of Energy
Oak Ridge Financial Service Center
P.O. Box 6017
Oak Ridge TN 37831

18. Paying Office
OR for Idaho
U.S. Department of Energy
Oak Ridge Financial Service Center
P.O. Box 6017
Oak Ridge TN 37831

19. Submit Reports To
See Reporting Checklist

20. Accounting and Appropriation Data
X-Energy

21. Research Title and/or Description of Project
XE-100 PEBBLE BED SMALL MODULAR REACTOR: SOLVING CRITICAL CHALLENGES TO ENABLE THE XE-100 PEBBLE BED ADVANCED REACTOR CONCEPT

For the Recipient		For the United States of America	
22. Signature of Person Authorized to Sign		25. Signature of Grants/Agreements Officer Signature on File File	
23. Name and Title	24. Date Signed	26. Name of Officer Heather J. Merrill	27. Date Signed 07/01/2016

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED DE-NE0008472	PAGE 2 OF 3

NAME OF OFFEROR OR CONTRACTOR
X ENERGY, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

DUNS Number: 078846872
Statement of Objectives

Through this cooperative agreement, the U.S. Department of Energy (DOE) Office of Nuclear Energy seeks to progress the development of advanced reactor concepts with the potential of being demonstrated in the 2035 timeframe. The award shall support further development of the advanced reactor concept in the areas of safety, operations, and economics. The expected outcome of the award includes assessment feasibility questions, solving technical issues, addressing licensing challenges, and demonstrating the technical viability of the concepts features.

The Project Narrative, submitted with the Recipient's application, is incorporated herein by reference as part of the Statement of Project Objectives.

This cooperative agreement includes ***** of support for Battelle Energy Alliance, LLC, M&O contractor for the Idaho National Laboratory (INL)(see Attachment b3). This funding will be sent directly to INL through their prime contract with DOE upon approval or each budget period.

This cooperative agreement also includes ***** of support for UT-Battelle, LLC, M&O contractor for Oak Ridge National Laboratory (ORNL)(see Attachment b3). This funding will be sent directly to ORNL through their prime contract with DOE upon approval of each budget period.

NOTE: COST SHARE AMOUNTS - The recipient's cost share must always be at least*****of the total Government contribution.

SPECIAL CONDITION: The recipient shall demonstrate implementation of its accounting and financial management system to ensure compliance with 2 CFR 200 requirements. Demonstration shall be completed by no later than ***** . Failure to meet the requirements may result in additional remedies being implemented under the award in accordance with 2 CFR 200.338.

Directly Incorporated Attachments:
Continued ...

a. Special Terms and Conditions

CONTINUATION SHEET

REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	OF
DE-NE0008472	3	3

NAME OF OFFEROR OR CONTRACTOR
X ENERGY, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	b1. Intellectual Property Provisions b2. Federal Assistance Reporting Checklist b3. Budget Pages b4. Statement of Substantial Involvement b5. Project Milestones b6. Advanced Agreement on Pre-award Costs ASAP: NO: STD IMMEDIATE Extent Competed: COMPETED Davis-Bacon Act: NO PI: Dr. Peter Pappano Fund: 05350 Appr Year: 2015 Allottee: 02 Report Entity: 500201 Object Class: 25233 Program: 2720936 Project: 0000000 WFO: 0000000 Local Use: 0000000				

JULY 2004

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. EXHIBIT G NONDISCLOSURE AGREEMENT BETWEEN X-ENERGY AND CENTRUS DATED MAY 5, 2017, AS AMENDED JANUARY 18, 2018 See Attached. Exhibit G to X-Energy and ACO Service Agreement

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. NONDISCLOSURE AGREEMENT This Agreement, effective as of May 5, 2017 (the “Effective Date”), made by and between X Energy, LLC having a principal place of business at 7701 Greenbelt Road, Suite 320, Greenbelt, MD 20770 (“X Energy”), and Centrus Energy Corp. having a principal place of business at 6901 Rockledge Dr., Suite 800, Bethesda, MD 20817 (“Centrus Energy”) (each referred to herein as a “Party”). It is anticipated that the disclosing Party (the “DISCLOSER”) may from time to time disclose to the receiving Party (the “RECIPIENT”) certain technical and/or business information which the DISCLOSER regards as proprietary and/or confidential. The purpose of this Agreement is to set forth the terms and conditions under which such information will be maintained in confidence by the RECIPIENT. In consideration of DISCLOSER entering into discussions with RECIPIENT about DISCLOSER potentially retaining RECIPIENT to perform services, RECIPIENT agrees as follows: 1. "Proprietary Information," as used herein, shall mean non-public technical and/or business information which is disclosed by the DISCLOSER to the RECIPIENT during the term of this Agreement and which DISCLOSER regards as proprietary and/or confidential. 2. DISCLOSER will mark any technical Proprietary Information that can be marked (such as in written form) with a "Proprietary," "Confidential," or similar legend. DISCLOSER will not mark any financial/business Proprietary Information because such information in written or other tangible form will be presumed to be proprietary and/or confidential. RECIPIENT will treat all technical or financial/business information disclosed in oral form by DISCLOSER (such as during oral discussions) as Proprietary Information unless RECIPIENT confirms with DISCLOSER in writing that the information is not Proprietary Information. 3. RECIPIENT agrees that it shall retain such Proprietary Information in strict confidence, making no commercial uses of such Proprietary Information. The RECIPIENT agrees to use the same care and discretion as the RECIPIENT uses with respect to similar information of its own, but not less than reasonable care, to avoid unauthorized disclosure, publication, dissemination or use of Proprietary Information received hereunder. 4. The primary contact person for each Party, for the purpose of coordinating the flow of Proprietary Information, and for disclosure authorization, shall be: For: X Energy, LLC For: Centrus Energy Corp. Technical: Pete Pappano Technical: Larry B Cutlip Contractual: Kim Lester Contractual: Larry B Cutlip 5. RECIPIENT covenants and agrees that it will receive and use the Proprietary Information only for the authorized uses identified by the DISCLOSER (“Authorized Uses”). Exhibit G to X-Energy and ACO Service Agreement

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. 6. RECIPIENT agrees that it shall not disclose Proprietary Information to any third party, except to those of RECIPIENT’s employees (plus, employees of any parent, affiliate or subsidiary), directors, officers, managers, professional advisors (including, but not limited to, lawyers, bankers, financial consultants, and accountants), or creditors or guarantors (collectively, the “Representatives”) who (i) have a bona fide need to know the Proprietary Information; (ii) are advised of the proprietary nature of the information; and (iii) except where such Representatives are U.S. government agencies, are bound, through a written agreement, to the terms of this Agreement or by a legally enforceable code of professional responsibility to protect the confidentiality of the Proprietary Information, without the express written authorization of an officer of the DISCLOSER. RECIPIENT further agrees that RECIPIENT will require each employee having access to Proprietary Information to agree to be bound by the terms of this Agreement prior to the disclosure of Proprietary Information to that employee. Notwithstanding the foregoing, In the event that a RECIPIENT is required by law, rule, regulation, legal process, court order, administrative demand or appropriate governmental authority to disclose the DISCLOSER’S Proprietary Information (whether on a confidential, privileged or other basis), the RECIPIENT shall, to the extent permitted by law, immediately notify the DISCLOSER and, upon request, cooperate with the DISCLOSER’S counsel to seek relief from the requested disclosure or to secure confidential treatment and minimization of the Proprietary Information to be disclosed. To the extent permitted by applicable law, the DISCLOSER shall have the right to take immediate possession of the Proprietary Information disclosed to RECIPIENT to revise such Proprietary Information to minimize its disclosure. 7. RECIPIENT shall not be responsible for disclosure of any Proprietary Information if such information (as supported by RECIPIENT’s written records): (i) Is or was publicly available at the time it was disclosed or is subsequently made available to the general public without restriction by the DISCLOSER or by disclosure by RECIPIENT in violation of this Agreement; (ii) is furnished by the DISCLOSER to the U.S. Government with unlimited rights; (iii) was known to or possessed by RECIPIENT at the time of disclosure; (iv) was independently developed by RECIPIENT or RECIPIENT’s employees or third parties; (v) is used or disclosed with the prior written consent of the DISCLOSER; or (vi) becomes known to RECIPIENT, on a non-confidential basis from a source other than DISCLOSER, without breach of an obligation of confidentiality or this Agreement by RECIPIENT. 8. The RECIPIENT shall only make such copies of the Proprietary Information as are reasonable and necessary in carrying out the Authorized Uses. Any such copies shall retain the proprietary markings, as applicable, from the original. The RECIPIENT shall promptly return or destroy all such copies to the DISCLOSER upon request, with the exception of one legal copy, which may be retained for archive purposes only. The RECIPIENT shall maintain the confidentiality of all Proprietary Information with regard to any copies. 9. Upon discovery of any inadvertent disclosure or use, the RECIPIENT shall notify DISCLOSER immediately and shall take all reasonable measures to prevent future inadvertent disclosure or use. 10. In the event of any breach of this Agreement, DISCLOSER may suffer irreparable harm and have no adequate remedy at law. In such event or the threat of any such event, DISCLOSER will be entitled to seek equitable relief, including but not limited to injunctive relief or specific performance, in addition to reasonable monetary damages, if any. The undersigned agree that the prevailing Party in any action brought to enforce the legal rights provided herein shall be entitled to full reimbursement of its costs (including reasonable attorneys’ fees) in such action. RECIPIENT also agrees to waive any requirement for the securing or posting of any bond by the DISCLOSER in an action seeking such a remedy. 11. The protections afforded to the Confidential Information and Confidential Materials under this Agreement are in addition to, and not in lieu of, the protections afforded under any applicable trade secrets laws, including the Uniform Trade Secrets Act. 12. RECIPIENT acknowledges that this Agreement is subject to compliance with applicable United States laws, regulations, and/or orders. These laws, regulations, and orders include, but are not limited to, those that relate to Exhibit G to X-Energy and ACO Service Agreement

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. the export of nuclear materials, equipment, software, and technology, such as the U.S. Department of Energy (“DOE”) regulations found in 10 C.F.R. Part 810, the U.S. Nuclear Regulatory Commission regulations in 10 C.F.R. Part 110, and the U.S. Department of Commerce’s Export Administration Regulations found in 15 C.F.R. Part 730 et seq., as may be amended (collectively, “Export Control Laws”). (i) RECIPIENT agrees to comply with all Export Control Laws. RECIPIENT shall not export, reexport, transfer or retransfer, directly or indirectly, any Proprietary Information, except as permitted by such Export Control Laws. (ii) Notwithstanding anything to the contrary in this Agreement, and in order to ensure compliance with Export Control Laws, RECIPIENT shall not, absent prior written approval by DISCLOSER: a. use, directly or indirectly, Proprietary Information in any application involving a military use, missile technology, nuclear proliferation/nuclear explosive device, or chemical and biological weapons proliferation, and; b. disclose or furnish Proprietary Information to any Foreign Nationals who are of a different nationality than the RECIPIENT (including RECIPIENT’s employees who are of a different nationality than RECIPIENT, as applicable). For purposes of this paragraph, “Foreign National” means any person who is neither a U.S. citizen, a “Lawful Permanent Resident” (i.e., Green Card holder, 8 USC § 1101(a)(20)), nor other “Protected Individual” under the Immigration and Naturalization Act (8 USC §1324b(a)(3)) designated an asylee, refugee, or a temporary resident under amnesty provisions. A Foreign National also means any foreign corporation, business association, partnership, or any other entity or group that is not incorporated to do business in the U.S. This restriction applies to written and oral information and guidance which may be provided by DISCLOSER and applies to any information provided by any contractor, or subcontractor to DISCLOSER or any other person acting on behalf of DISCLOSER. (iii) All tangible objects, such as drawings, reports, programs or documents, which constitute and/or contains or may contain Export Controlled Information shall be marked “Export Controlled Information” or “Information Contained Within May Contain Export Controlled Information” or such other markings as required or permitted by DOE guidance. Markings inadvertently omitted from export controlled Proprietary Information when disclosed to a person or entity shall be applied by such person or entity promptly when requested by the DISCLOSER, and such export controlled Proprietary Information shall thereafter continue to be treated as export controlled information under the terms of this Agreement. 13. In accordance with the Defend Trade Secrets Act of 2016, any individual performing work for Centrus, whether as an individual, contractor or consultant, will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (a) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. Further, if such an individual files a lawsuit for retaliation by an employer for reporting a suspected violation of law, he or she may disclose the employer’s trade secrets to his or her attorney and use the trade secret information in the court proceeding if such individual: (x) files any document containing the trade secret under seal; and (y) does not disclose the trade secret, except pursuant to court order. Except to the extent notice of the foregoing immunities has already been given to such individuals, X Energy shall notify its employees, contractors or employees receiving Proprietary Information under this Agreement, of such immunities. 14. These provisions are consistent with and do not supersede, conflict with, or otherwise alter the employee obligations, rights, or liabilities created by existing statute or Executive order relating to (1) classified information, (2) communications to Congress, (3) the reporting to an Inspector General of a violation of any law, rule, or regulation, or mismanagement, a gross waste of funds, an abuse of authority, or a substantial and specific danger to public Exhibit G to X-Energy and ACO Service Agreement

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. health or safety, or (4) any other whistleblower protection. The definitions, requirements, obligations, rights, sanctions, and liabilities created by controlling Executive orders and statutory provisions are incorporated into this agreement and are controlling. The limitation above shall not contravene requirements applicable to Standard Form 312, Form 4414, or any other form issued by a Federal department or agency governing the nondisclosure of classified information. {Note: This Paragraph added effective January 18, 2018} 15. All notices to be given to either Party hereunder shall be sent to the following addresses: If to X Energy: X Energy LLC Address: 7701 Greenbelt Road, Suite 320 Greenbelt, MD 20770 ATTN: Kim Lester Telephone: 301-658-2325 klester@x-energy.com If to Centrus Energy: Centrus Energy Corp. 6901 Rockledge Drive, Suite 800 Bethesda, Maryland 20817-1867 ATTN: General Counsel Telephone: (301) 564-3352 scottd@centrusenergy.com Any notice, request, demand, claim or other communication related to this Agreement must be in writing. Notices shall be sufficient if delivered by hand, registered mail (return request requested), overnight courier or electronic mail. Notices shall be effective upon actual receipt thereof. The Party to whom notice is to be given may change the address for the giving of notices set forth above by delivering notice of such change to the other Party. 16. Nothing in this Agreement shall, by express grant, implication, estoppel or otherwise, create in the RECIPIENT any right, title, interest, or license in or to the inventions, patents, technical data, computer software, software documentation or other intellectual property of the DISCLOSER. 17. No waiver or modification of this Agreement will be binding upon either Party unless made in writing and signed by a duly authorized representative of such Party, and no failure or delay in enforcing any right will be deemed a waiver. 18. This Agreement shall be governed by the laws of the State of Maryland, without making reference to its conflicts of laws provisions. 19. RECIPIENT may not assign or otherwise transfer this Agreement or any of its rights and obligations hereunder to any third party, including to a legally recognized successor in interest to all or substantially all of the RECIPIENT’s assets, without DISCLOSER’s prior written consent, which consent will not be unreasonably withheld. This Agreement shall benefit and be binding upon the successors and assigns of the Parties hereto. 20. DISCLOSER warrants that it has the right to disclose the Proprietary Information for the purposes of this Agreement. 21. IN PROVIDING ANY PROPRIETARY INFORMATION HEREUNDER, DISCLOSER MAKES NO REPRESENTATION, EITHER EXPRESSED OR IMPLIED, AS TO THE INFORMATION’S ADEQUACY, ACCURACY, SUFFICIENCY OR FREEDOM FROM DEFECT OF ANY KIND, INCLUDING FREEDOM FROM ANY Exhibit G to X-Energy and ACO Service Agreement

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. PATENT INFRINGEMENT THAT MAY RESULT FROM THE USE OF SUCH PROPRIETARY INFORMATION, NOR SHALL DISCLOSER INCUR ANY RESPONSIBILITY OR OBLIGATION WHATSOEVER BY REASON OF SUCH PROPRIETARY INFORMATION, EXCEPT AS PROVIDED IN THIS AGREEMENT. 22. The Term of this Agreement will be two (2) years from the Effective Date. The Term can be extended if the Parties enter into a services contract that incorporates by reference this Agreement, in which case the Term of this Agreement will be the duration of that services contract. 23. RECIPIENT’s obligations with respect to handling and protecting the Proprietary Information under this Agreement survive the Term of this Agreement. 24. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. 25. This Agreement contains the entire Agreement between the Parties concerning the subject matter hereof and supersedes any previous understandings, commitments or agreements, oral or written. 26. This Agreement may be executed in two (2) or more counterparts, each of which shall for all purposes be deemed an original and all of which shall constitute one and the same instrument and shall become effective when one or more counterparts, facsimiles or electronic signatures have been executed by each of the Parties and delivered to the other Party, it being understood that all Parties need not sign the same counterpart, facsimile or form of electronic signature. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement. [Remainder of Page Intentionally Left Blank; Signature Page Follows on Next Page] Exhibit G to X-Energy and ACO Service Agreement

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. AGREED: For: X Energy, LLC For: Centrus Energy Corp. By: /s/ Kim Lester By: /s/ Dennis J. Scott Kim Lester Dennis J. Scott (Title) Contracts Manager (Title) Senior Vice President, General Counsel, Chief Compliance Officer, and Corporate Secretary (Date) 1/18/2018 (Date) January 18, 2018 Exhibit G to X-Energy and ACO Service Agreement

Agreement No. 5004-DOE-070116-08 ACO Energy Corp. EXHIBIT H X-ENERGY COMPETITORS LIST OF X-ENERGY COMPETITORS COVERED BY NON-COMPETE Reactor Competitors: ***** Fuel Supply Competitors: ***** Exhibit H to X-Energy and ACO Service Agreement